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Exhibit 10.11

Joint Venture Agreement

Between

Midatech Ltd. (“Midatech”)

and

MonoSol Rx LLC (“MSRx”)

This Joint Venture Agreement (“Agreement”), dated as of December 15, 2011 (the “Effective Date”), is between Midatech Ltd., a limited company registered in England with its principal offices at 4 & 5 Dunmore Court, Wootton Road, Abingdon, Oxfordshire OX13 6BH, England (“Midatech”), and MonoSol Rx, LLC, a Delaware limited liability company with its principal offices at 30 Technology Drive, Warren, New Jersey 07059 (“MSRx”). Midatech and MSRx is each referred to herein as a “Party” and, collectively, as the “Parties”.

Recitals:

1.	Whereas, Midatech and MSRx entered into a collaboration and license agreement dated as of October 27, 2008 (as subsequently amended by four separate amendments (the “2008 CLA”)) under which each of Midatech and MSRx agreed to work with the other to conduct research leading to the development and commercialization of pharmaceutical products containing IP of both Parties.

2.	Whereas, the Parties entered into an Investment Agreement dated as of June 15, 2010 and an Additional Funding Agreement dated as of April 28 2011, pursuant to each of which said agreements MSRx agreed to advance certain funds to Midatech in respect of Midatech’s costs relating to certain activities for the development of an insulin product in exchange for which MSRx received an equity interest in Midatech.

3.	Whereas, the Parties have agreed to enter into a restated Collaboration and License Agreement which will be signed on or around the same date as this Agreement (the “Restated CLA”) to set out the current basis of their collaboration for the development and commercialization of pharmaceutical products and to replace the 2008 CLA. If and to the extent the Parties have not entered into the Restated CLA, the 2008 CLA will continue to apply and all references to the Restated CLA shall be construed accordingly.

4.	Whereas, following the execution of the 2008 CLA, the Parties have continually cooperated as intended and have agreed to develop and commercialize on an accelerated basis the Insulin Product, the GLP-1 Product and the Insulin/GLP-1 Combination Product (each as hereinafter defined), and have agreed to form the JV for the commercialization of such products hereinafter defined as “JV Products” and other products defined herein as “Single IP Products” or “Independent Diabetes Field Products” in the Diabetes Field (as hereinafter defined).

5.	Whereas, Midatech and MSRx wish to enter into this Agreement for the Development and Commercialization (each as hereinafter defined) of the Products (as hereinafter defined) and to set forth their respective rights and obligations relating thereto and to the Independent Diabetes Field Product (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the Parties hereby agree as follows:

1.	Definitions:

2.	“2008 CLA” has the meaning set forth in the preamble to this Agreement.

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3.	“Affiliate” of a Party hereto means any entity, including a subsidiary that controls, is controlled by or is under common control with such Party. For purposes of this definition, a Party shall be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the voting equity of another entity (or other comparable ownership interest for an entity other than a corporation) or if it has management control of the other entity.

4.	“API” means the active pharmaceutical ingredient of a Product, regardless of source, and whether it is a small molecule or large molecule which is utilized in a Product or Products in accordance with this Agreement.

5.	“Approval” means the first receipt of an approval from the applicable Governmental Authority, including the FDA, having jurisdiction of approval to lawfully manufacture, store, market, promote, price, sell or use a Product in the country of such Governmental Authority, including without limitation, approval of the Product labeling and packaging inserts.

6.	“Board” means that body designated under the charter documents of the JV which has the fiduciary responsibility for the overall governance of the JV, which sets policy and has final decision making authority for the JV, in accordance with the terms and conditions of this Agreement.

7.	“Business Day” means any day other than a Saturday, Sunday or other day on which (i) as to MSRx commercial banks in New York, New York are authorized or required to close; and (ii) as to Midatech, is a public holiday in London, England.

8.	“Change of Control” means the occurrence after the Effective Date, in one or a series of transactions, of any of the following: (i) any person acting alone or in concert with others, assumes or otherwise gains, directly or indirectly, beneficial ownership of securities representing 50% or more of the combined voting power of the then outstanding securities of a Party or any holding company of such Party and (ii) any merger, consolidation, security exchange, division, or sale or other disposition of all or substantially all of the assets of a Party and/or any direct or indirect holding company or any other transaction in which such Party and/or any direct or indirect holding company become the subsidiary of another company which is consummated or approved by the equity holders of such Party and/or any direct or indirect holding company (provided that an initial or secondary public offering of a Party’s securities shall not constitute a Change in Control for these purposes, wherein after such public offering such Party’s securities are listed on a national securities exchange or a tender or exchange offer made by an employee benefit plan established or maintained by a Party or its direct or indirect holding company).

9.	“Claims” means all charges, complaints, actions, suits, proceedings, hearings, investigations, claims and demands.

10.	“Commercialize” or “Commercialization” means the rights to market, promote, distribute, offer for sale or sell products which are the subject of this Agreement.

11.	“Commercially Reasonable Efforts” means such efforts and employing such resources as would normally be exerted or employed by a reasonable Third Party of similar resources utilizing sound and reasonable business practice and judgment in relation to the matter in issue.

12.	“Confidential Information” means or includes information or data owned or licensed by a Party that such Party treats as proprietary and confidential including, but not limited to, data, documents, trade secrets, methods, processes, techniques, and scientific and business information. Confidential Information includes but is not limited to any and all business and technical information or data that are developed pursuant to the transactions contemplated under this Agreement.

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13.	“Costs” means, with respect to each Product and the Independent Diabetes Field Product, the external and internal costs and expenses a Party incurs for the Development and Commercialization of such Product which have been approved by the Board in accordance with Section 8.6.

14.	“Develop” or “Development” means to perform all development tasks, and conduct all the POC Studies, which are necessary to demonstrate that a compound may become a pharmaceutical product, and which may eventually lead to conducting human clinical studies, namely Phase I, II, III, and IV trials and to conduct such clinical studies according to regulations and standards set by the FDA and/or any other Governmental Authority.

15.	“Developing Party” means a Party who Develops and/or Commercializes a Product and/or Independent Diabetes Field Product.

16.	“Development Assumption Date” shall have the meaning set forth in Section 7.10.

17.	“Development Plan” means a document or documents developed by the JSC which sets forth the step by step process to advance the Commercialization of a Product, including budgets, timetables and assignment of activities to the Parties.

18.	“Diabetes Field” means the prevention, treatment and cure of diabetes in humans, but excluding the treatment or cure of any conditions resulting from or exacerbated by diabetes, including but not limited to diabetic retinopathy, obesity and cardiovascular disease.

19.	“Effective Date” means the date set forth in the preamble to this Agreement.

20.	“Event of Withdrawal” means one or more of the events in relation to a Party described in Section 7.5.

21.	“FDA” means the United States Food and Drug Administration and any successor agency thereto responsible for approving a Product for Commercialization.

22.	“Film” means a film or similar sheet-like technology or anything reasonably understood in the future as film or similar sheet-like technology and, when used in reference to MSRx IP, means MSRx’s PharmFilm technology as described in Appendix B.

23.	“GLP-1 Product” shall mean the Glucagon-like-peptide I product described as a JV Product in Schedule 1 and any and all analogs, derivatives, and pro-drugs of such GLP-1 incorporating the IP of both Parties.

24.	“Governmental Authority” means a regulatory agency of any country of the world, including the FDA, which exerts control over the Development, Approval and/or marketing of a Product.

25.	“Improvement” means any development, improvement, enhancement or modification to a Party’s Intellectual Property and/or Know-How.

26.	“Independent Diabetes Field Product” means any pharmaceutical product Developed and/or Commercialized by only one Party or a Third Party Licensee of such Party in the Diabetes Field (other than JV Products and Single IP Products) and which does not use the IP of the other Party. For clarity, Independent Diabetes Field Products as defined herein shall not be construed as “Products” under this Agreement except to the extent the same is offered to the JV and becomes a JV Product in accordance with Section 6.4.2.

27.	“Independent Expert” means an independent expert appointed in accordance with Schedule 4, where such an appointment is permitted in accordance with the provisions of this Agreement.

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28.	“Insulin Product” shall mean the insulin product described as a JV Product in Schedule 1 (sometimes referred to as “NP-I PharmFilm”) and any and all analogs, derivatives, or pro-drugs of such insulin product incorporating the IP of both Parties.

29.	“Insulin/GPL-1 Combination Product means the combination of the Insulin and GLP-1 Product described as a JV Product in Schedule 1 and any and all analogs, derivatives, or pro-drugs of such combination product incorporating the IP of both Parties.

30.	“Intellectual Property” or “IP” means any and all Inventions, Patent Rights and Know-How.

31.	“Invention” means any discovery, whether patentable or not, conceived or reduced to practice.

32.	“Joint Owned IP” means any IP which is jointly invented, conceived or reduced to practice by the Parties as a result of the collaboration under the 2008 CLA and/or the Restated CLA and which the Parties agree to license to the JV under this Agreement.

33.	“JSC” means the Joint Steering Committee formed under the Restated CLA.

34.	“JV” means MidaSol Therapeutics, the new legal entity to be formed by Midatech and MSRx as a transparent legal entity in the Cayman Islands which is the subject of this Agreement.

35.	“Party” means Midatech or MSRx, as the case may be.

36.	“JV Product” means each of the Insulin Product, GLP-1 Product, Insulin/GLP-1 Combination Product or any other product including the IP of both Parties that the Parties agree shall be a JV Product for the purposes of this Agreement, including any and all analogs, derivatives, or pro-drugs of such combination product incorporating the IP of both Parties.

37.	“Know-How” means unpatented technical information, know-how and materials including, without limitation, all biological, chemical, pharmacological, toxicological, clinical, assay and other information, data, discoveries, Inventions, improvements, processes, formula and trade secrets, patentable or otherwise.

38.	“Losses” means any and all damages (including all incidental, consequential, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses, lost profits and expenses (including, without limitation, court costs, interest and reasonable fees of attorneys, accountants and other experts) incurred by or awarded to Third Parties and required to be paid to Third Parties with respect to a Claim by reason of any judgment, order, decree, stipulation or injunction, or any settlement entered into in accordance with the provisions of this Agreement, together with all documented out-of-pocket costs and expenses incurred in complying with any judgments, orders, decrees, stipulations and injunctions that arise from or relate to a Claim of a Third Party.

39.	“Midatech IP” means for a Product (i) the IP owned by or licensed to Midatech, as such IP is in existence at the Effective Date, as described in Appendix A; (ii) any other IP owned by or licensed to Midatech for a new Product approved by the Board after the Effective Date as of the date so approved, which other IP shall be identified by Midatech in writing to the Board and set forth in a separate IP Appendix to this Agreement for such new Product at the date such new Product is so approved by the Board for the purposes of this Agreement; and (iii) any and all other IP developed, discovered, conceived, invented, or acquired by Midatech, or its Affiliates or licensed to Midatech or its Affiliates, after the Effective Date which Midatech licenses as an Improvement under Section 2.4.

40.	“Midatech License” means the license granted to the JV pursuant to Sections 2.2, 2.3, 2.4 and 2.6.

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41.	“MSRx IP” means for a Product (i) the IP owned by or licensed to MSRx, as such IP is in existence at the Effective Date, as described in Appendix B; (ii) any other IP owned by or licensed to MSRx for a new Product approved by the Board after the Effective Date as of the date so approved, which other IP shall be identified by MSRx in writing to the Board and set forth in a separate IP Appendix to this Agreement for such new Product at the date such new Product is so approved by the Board for the purposes of this Agreement; and (iii) any and all other IP developed, discovered, conceived, invented, or acquired by MSRx, or its Affiliates or licensed to MSRx or its Affiliates, after the Effective Date which MSRx licenses as an Improvement under Section 2.4.

42.	“MSRx License” means the license granted to the JV pursuant to Sections 2.1, 2.3, 2.4 and 2.6.

43.	“Nanoparticle Technology” means the Inventions, Patent Rights and Know-How owned by Midatech relating to coupling of active molecules or API’s to Nanoparticles as the same is included in Midatech IP.

44.	“NDA” means a new drug application or supplemental new drug application for a Product, which has been filed with the FDA under the Federal, Food, Drug and Cosmetic Act to obtain Approval, or similar filing in any jurisdiction outside of the United States, including all amendments and supplements thereto and all documentation submitted to the FDA (or other Governmental Authority) in connection therewith.

45.	“Net Returns” means the amount of money and/or any other benefit or consideration representing economic value actually received at any time by the JV (in the case of a Product) or by a Party (in the case of an Event of Withdrawal and such Party is a Developing Party or in the case of an Independent Diabetes Field Product) from or on behalf of Third Party Licensees or any other person in connection with the exploitation or monetization of such Product(s) or Independent Diabetes Field Product(s) (for example a purchaser of the IP of an Independent Diabetes Field Product), including any money or other benefit of economic value arising from the granting of sub-licenses, as well as milestone lump sum and other payments made during the Development of the Products and Independent Diabetes Field Products (when due), and royalties derived from sales of Products and Independent Diabetes Field Products (when due), by such Third Party Licensees in the territory to which the Third Party Licensee is granted rights, and net revenues from the sale of Product(s) or Independent Diabetes Field Products by a Party. Net Returns shall not include (i) value added or other sales tax or any withholding tax or other deduction required by applicable law; (ii) the benefit of tax credits that may accrue to a Party; (iii) consideration for the sale of shares or other investments in a Party or its Affiliates except to the extent a Party creates a specified class of shares whose economic rights are tied to a specific Product(s) and/or Independent Diabetes Field Product(s); or (iv) sums received pursuant to bona fide research contracts for the Development of Products and Independent Diabetes Field Products. Net Returns shall not include receipts by the JV from Third Party Licensees for the sale of components of the Products by one or both of the Parties, which shall be accounted for in accordance with Schedule 2 paragraph 4.

46.	“Patent Rights” means all existing patents and patent applications and all patent applications hereafter filed anywhere in the world, including any continuations, continuations-in-part, divisions, or any substitute applications, any patent issued with respect to any such patent applications, any reissue, re-examination, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing, or as applicable portions thereof or individual claims therein.

47.	“Product” or “Products” means (i) the JV Products described in Schedule 1; (ii) Single IP Products which become Products from time to time in accordance with Section 6.2; and (iii) Independent Diabetes Field Products which become JV Products from time to time in accordance with Section 6.4.

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48.	“Product Manufacturing” means the production of the Nanoparticle API or other alternative nanoparticle API, and the PharmFilm or other alternative film or sheet-like dosage form (including, without limitation, for production of POC Studies), and all formulation, manufacturing, finishing and packaging of Products.

49.	“POC Study” or “POC Studies” means those studies performed with the intention of assessing the overall performance of the development prototype and include but are not limited to preclinical, animal and clinical studies to assess safety and efficacy.

50.	“Restated CLA” has the meaning set forth in the preamble to this Agreement.

51.	“Single IP Product” means any insulin based or GLP-1 based product (or any combination thereof) Developed and/or Commercialized by one Party but which uses the IP of one Party.

52.	“Term” has the meaning set forth in Section 1312.1.

53.	“Territory” means any and all countries of the world.

54.	“Third Party” means any person or entity other than either Party or its Affiliates.

55.	“Third Party Licensee” means any person or entity which is granted a right to Develop and/or Commercialize a Product or Independent Diabetes Field Product, as the case may be

56.	“Third Party Licensee Agreement” means any agreement with a Third Party Licensee.

57.	“Withdrawing Party” shall have the meaning set forth in Section 7.4.

References in this Agreement to a person shall include reference to a natural person, corporate or unincorporated body, partnership, limited liability company, trust, association or other entity (whether or not having separate legal personality) and that person’s personal representatives, successors and permitted assigns.

Incorporation of Recitals

The recitals set forth at the beginning of this Agreement shall be incorporated in full as an express term of this Agreement with the same force and effect as all other Articles, Sections and Exhibits of this Agreement.

ARTICLE 1

FORMATION OF JOINT VENTURE

I.	Midatech and MSRx Agreement to Form Joint Venture Company

1.1	The Parties agree that the JV will be formed as a transparent pass through entity under the laws of the Cayman Islands with an operating agreement and/or constitutional documentation to be approved by the Parties as soon as reasonably practicable after the date of this Agreement. The Parties will cooperate in good faith to agree on the form of legal entity that does not pose any tax disadvantage to either of the Parties and the terms of the operating agreement and/or constitutional documentation and to ensure that they are consistent with the terms of this Agreement.

1.2	The JV shall be equally owned by the Parties, either by Midatech and MSRx directly or by one or more of their respective Affiliates.

1.3	The Parties agree that the JV shall be dedicated solely to the Development (subject to the CLA) and Commercialization of the Products, including entering into agreements with Third Party Licensees in accordance with Articles 6 and 7 below.

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1.4	The Parties agree that it is their intention that the JV will be a non-operating company and will have no employees; and will not have an independent office or facility.

1.5	Unless this Agreement expressly provides otherwise, the Parties will perform (i) any Development of the Products; and (ii) all clinical studies in relation to the Products under the Restated CLA, and in accordance with the terms of the Restated CLA.

1.6	The Parties agree to negotiate in good faith any amendments to this Agreement if required by changes in applicable law after the Effective Date to provide either of the Parties the most advantageous tax treatment relating to its investment or ownership in the JV but not to the detriment of the other Party and/or its shareholders or investors.

1.7	Until the JV entity has been formed, the provisions of Article 8 shall apply, so far as practicable, on the basis that the JV is operating on an unincorporated basis.

1.8	If a conflict arises between the provisions of this Agreement and the provisions of the operating agreement and/or constitutional documentation of the JV, the provisions of this Agreement shall prevail.

ARTICLE 2

LICENSES TO THE JOINT VENTURE

2.	License Grants by the Parties to the Joint Venture

2.1	MSRx hereby grants to the JV in relation to the JV Products and the Single IP Products in the Diabetes Field, subject to Section 6, an exclusive, royalty free, irrevocable, worldwide license (with the right to sublicense) to its share of Joint Owned IP and the MSRx IP solely for the Development (without prejudice to the rights of MSRx and its Affiliates under the CLA in this Agreement) and Commercialization of the Products. Where Independent Diabetes Field Products or Single IP Products include no Joint Owned IP or MSRx IP, no license will be required from MSRx’s, save to the extent Section 2.79 applies.

2.2	Midatech hereby grants to the JV in relation to the JV Products and the Single IP Products in the Diabetes Field, subject to Section 6, an exclusive, royalty free, irrevocable, worldwide license (with the right to sublicense) to its share of Joint Owned IP and the Midatech IP solely for the Development (without prejudice to the rights of Midatech and its Affiliates under the CLA in this Agreement) and Commercialization of the Products. Where Independent Diabetes Field Products or Single IP Products include no Joint Owned IP or Midatech IP, no licenses will be required from Midatech, save to the extent Section 2.9 applies.

2.3	It is the intent of the Parties that the Products be Commercialized through sublicenses granted to one or more Third Party Licensees. The Midatech License and MSRx License to the JV shall include the right to sublicense the rights granted in Sections 2.1, 2.2, 2.4 and (to the extent applicable) 2.6 to one or more Third Party Licensees which acquires a license to a Product (in any stage of Development) from the JV in any Territory. The rights granted to the JV under this Agreement shall not require that a Third Party Licensee obtain additional licenses from either Midatech or MSRx to Develop or Commercialize Products as provided in Sections 2.1, 2.2, 2.4 or (to the extent applicable) 2.6.

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2.4	The grant of license in this Agreement includes a license to Improvements of a Party which shall be non exclusive but otherwise on the same terms as the licenses in Sections 2.1, 2.3 and 2.6 (in the case of MSRx) and which shall be non exclusive but otherwise on the same terms as the licenses in Sections 2.2, 2.3 and 2.6 (in the case of Midatech) for the following Improvements only:

2.4.1	If a Party develops, discovers, conceives or invents any Improvements after the Board has adopted a Product for the purposes of this Agreement, but before the JV has entered into a Third Party Licensee Agreement with regard to the relevant Product, and such Improvement will materially benefit the Product (for example, reducing the cost of manufacture or improving the clinical efficacy of the Product), that Party shall disclose such Improvements to the other Party in reasonable detail to allow the other Party to analyze such Improvement. A Party shall not be obliged to disclose an Improvement to the other Party by reason of any bona fide restriction or prohibition on disclosure or licensing required by a Third Party in any research development or collaboration pursuant to which the Improvement was developed. Each Party shall use Commercially Reasonable Efforts to avoid such restrictions or prohibitions on disclosure of Improvements in its research development and collaboration agreements insofar as applicable to Improvements that may be relevant for this Agreement. The other Party shall have sixty (60) days from the date of receipt of that Party’s notification of the proposed Improvement to request a license of such Improvement on the terms of this Agreement for the Product in question (an “Improvements Notice”). If the other Party serves an Improvements Notice within such sixty (60) day period, then such IP shall become an Improvement for the purposes of the relevant Product and shall be Midatech IP or MSRx IP for the purposes of the license grants as provided above.

2.4.2	If a Third Party Licensee or prospective Third Party Licensee requests in any Third Party Licensee Agreement the right to Improvements of a Party and that Third Party agrees to pay for the costs of research to develop or reduce to practice such Improvement, the Party who owns such Improvement shall license such Improvement to the JV and the JV thereafter may grant to such Third Party Licensee rights to such Improvements according to the terms of the applicable Third Party Licensee Agreement. The Party required to develop or reduce to practice such Improvements shall use Commercially Reasonable Efforts to negotiate a research contract to perform the applicable research services for such Third Party Licensee. The Parties shall in good faith use Commercially Reasonable Efforts to retain for either Party the benefit of any research and development tax credits or similar benefits in relation to the work performed thereunder. The JV shall pay the developing Party for the services performed out of the proceeds received from the Third Party Licensee, and the resulting IP shall be owned according to the terms of the research agreement between the JV and/or the developing Party on commercially reasonable terms and conditions mutually acceptable to the Parties acting in good faith negotiations. Any money or other economic value the Developing Party receives shall not be Net Returns for the purposes of this Agreement.

2.4.3	If a Third Party Licensee or prospective Third Party Licensee requests the right to Improvements for a Product other than under Sections 2.4.1 or 2.4.2, then the developing Party may at its sole discretion offer such Improvement to the Third Party Licensee for the Product, by way of a non exclusive license on such terms as it shall in its discretion require. The developing Party shall be entitled to all Net Returns resulting from the license of such Improvements under this Section 2.4.3.

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2.5	If and to the extent a Developing Party Develops an Improvement of a Withdrawing Party’s IP in connection with the Development and Commercialization of a Product after the occurrence of an Event of Withdrawal, then such Improvement shall, on creation, be owned by the Withdrawing Party, subject to the licenses granted under this Agreement.

2.6	In addition to the foregoing, where either Party is a Withdrawing Party under Section 7.5 as to a JV Product, the Withdrawing Party hereby grants to the JV (and/or the other Party, as the case may be, as the Developing Party) a non exclusive, royalty free, irrevocable, worldwide right and license (with the right to sublicense) to the IP of the Withdrawing Party and its share in the Joint Owned IP (in relation to the applicable JV Product) for the purposes of the Development and Commercialization (including manufacturing) by the Developing Party (and/or by its sublicensees) of the JV Products for which the Withdrawing Party has so withdrawn.

2.7	To the extent that the JV is not restricted from doing so pursuant to a bona fide agreement required by a Third Party, the Parties agree that the JV shall grant to Midatech any IP which the JV creates or develops which is a direct Improvement of the Midatech IP by way of a non exclusive, irrevocable, worldwide right and license with the right to sub license to develop, adapt and do all other acts and things permitted to a non-exclusive licensee of intellectual property.

2.8	To the extent that the JV is not restricted from doing so pursuant to a bona fide agreement required by a Third Party, the Parties agree that the JV shall grant to MSRx any IP which the JV creates or develops which is a direct Improvement of the MSRx IP by way of a non exclusive, irrevocable, worldwide right and license with the right to sub license to develop, adapt and do all other acts and things permitted to a non-exclusive licensee of intellectual property.

2.9	The licenses to Joint Owned IP granted under Sections 2.1, 2.2, 2.3 and (to the extent applicable) 2.6 shall not restrict the Parties from using the Joint Owned IP if required for the Development and/or Commercialization of other products; provided, however, that such use or application does not breach any of the terms and conditions of this Agreement, including, without limitation, the restrictions under Article 3. Neither Party shall in any way restrict or prevent the other Party from sublicensing the Joint Owned IP to any Third Party outside the Diabetes Field and hereby grants the other Party a royalty free, non-exclusive right for the term of the Joint Owned IP to grant such Third Party sublicenses outside the Diabetes Field.

2.10	Each Party shall, at its own cost, perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution or delivery of) all further documents, required by law or which the other Party reasonably requests, to vest in the other Party the full benefit of the right, title and interest in any Improvement under Section 2.5.

ARTICLE 3

RESTRICTIONS

3.1	During the Term of this Agreement, except to the extent otherwise expressly agreed in writing by all the Parties or as otherwise provided for in this Agreement, neither Midatech nor MSRx shall, and shall procure that its respective Affiliates shall not, enter into with any Third Party any joint venture agreement, collaboration, development, license or similar agreement or arrangement, for any purpose whatsoever, in the Diabetes Field anywhere in the Territory, with respect to the Development of Commercialization of any Product, or itself carry out such activities.

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3.2	In addition to the foregoing, during the term of this Agreement, except to the extent otherwise provided for in this Agreement, Midatech shall not, and shall procure that its Affiliates shall not, enter into any joint venture agreement, collaboration, development, license or similar agreement or arrangement with a Third Party for the Development and/or Commercialization of any product in the Diabetes Field.

3.3	In addition to the foregoing, during the term of this Agreement, except to the extent otherwise provided for in this Agreement, MSRx shall not, and shall procure that its Affiliates shall not, enter into any joint venture agreement, collaboration, development, license or similar agreement or arrangement with a Third Party for the Development and/or Commercialization of product in the Diabetes Field.

3.4	Notwithstanding the restrictions in this Article 3, Midatech or MSRx may only Develop and Commercialize a Single IP Product in the Diabetes Field in the following circumstances:

3.4.1	as an additional licensed product with a JV Product under a proposed Third Party Licensee Agreement or as an additional licensed Product under an existing Third Party Licensee Agreement with the JV in respect of a JV Product(s);

3.4.2	where the JV Product which incorporates the IP for the proposed Single IP Product has been abandoned by the Board in accordance with the provisions of this Agreement; or

3.4.3	where the JV has already licensed the JV Product to a Third Party Licensee and the terms of the Third Party Licensee Agreement for such JV Product do not include the Single IP Product as a licensed product under the Third Party Licensee Agreement or otherwise prevent or restrict (whether currently or in the future) the JV or any of the Parties from Developing or Commercializing such Single IP Product and the Single IP Product creates a new market line, i.e. added value.

3.5	The Parties shall follow the procedure in Section 6.2 in any of the circumstances to which Section 3.4 applies.

3.6	This Agreement does not cover the exploitation of Products or of other products outside the Diabetes Field, and the Parties may without restriction under this Agreement develop and commercialize Products or other products outside the Diabetes Field without being obliged to share any Net Returns under this Agreement.

ARTICLE 4

SHARE OF NET RETURNS

4.	Share of Net Returns In consideration for the licenses granted at Article 2 above, the Parties shall be entitled to royalties calculated by reference to a share of Net Returns for JV Products, Single IP Products or Independent Diabetes Field Products on the terms set out in this Agreement and in accordance with Schedule 2. The sharing of such Net Returns for JV Products, Single IP Products, and Independent Diabetes Field Products shall occur after each Party has been reimbursed for approved Costs of Development and Commercialization in accordance with Section 8.6 of this Agreement as further set out in paragraph 4 of Schedule 2.

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ARTICLES 5

MANUFACTURING

5.	Manufacturing by the Parties

5.1	Proposed Margin for Supplies of Products between Parties for Development and Clinical Studies. The Parties agree that they will supply components or parts of the Products required for the purposes of Developing and conducting clinical studies in relation to the Products as follows, and it is their intention that each Party will be entitled to receive gross margins (that is a Party’s total sales revenue minus its cost of goods over revenue (as determined in accordance with a Parties usual accounting standards)) on supplies of any such components or parts of the Product as follows:

5.1.1	Midatech: [***]; and

5.1.2	MSRx: [***].

The proposed margin in this section shall not apply to any quantities of components of Products which a Party manufactures for a Third Party Licensee or otherwise pursuant to a Third Party Licensee Agreement, [***]. Nothing in this Section shall limit the JV from charging any gross margin on supply of Products to Third Party Licensees.

Midatech’s gross margin [***] of any component or part of the Product it manufactures to the other Party or to the JV for the purposes of Developing and conducting clinical studies in relation to the Products following an Event of Withdrawal in relation to Midatech.

Each Party shall account for its actual costs of manufacture determined in accordance with its usual accounting rules, which may be subject to audit in accordance with this Agreement.

5.2	Manufacturing Rights for Third Party Licensee Agreement. Each Party shall have the right (but not the obligation) to manufacture their respective components of the JV Products. Where the Parties have identified a potential Third Party Licensee for a Product, the Board shall, in the proper exercise of its fiduciary duties to act in the best interests of the JV and with the primary goal of maximizing the value of the Products and the JV, use Commercially Reasonable Efforts to negotiate in good faith with such Third Party Licensee for the retention of the respective manufacturing rights of the Parties for such Products, and the terms of any agreement or the grant of the applicable manufacturing rights. Neither party shall enforce its right to manufacture its components of the JV Product if, in the good faith judgment of the Board, it is determined that the waiver of such right is necessary to achieve the maximum value for the JV and the applicable JV Product.

5.3	Cost of Supply of Components. Where either Party manufactures components or parts of a JV Product for Commercialization by a Third Party Licensee, [***]. Where either Party disputes the reported costs of manufacturing of the other Party, then such Party may demand that an Independent Expert determine the actual costs of manufacturing, in accordance with Schedule 4, but neither Party may make such demand more than one time in any twelve month period commencing after the Effective Date. The Parties shall account to each other for any sums received directly by each of them from Third Party Licensees in accordance with Schedule 2 paragraph 4.

5.4	No License Rights to Manufacture. Except as expressly set forth in this Agreement, nothing contained in the Midatech License or this Agreement includes a right of MSRx to manufacture the

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API or the Nanoparticle Technology using Midatech IP for Products (which rights shall be retained and be exclusively in Midatech). Except as set forth in this Agreement, nothing contained in the MSRx License includes a right of Midatech to manufacture film using MSRx IP (which rights shall be retained and be exclusively in MSRx). Notwithstanding the forgoing, upon the occurrence of an Event of Withdrawal by a Withdrawing Party, the Developing Party shall have all of the rights to manufacture the Product or Products as to which such an Event of Withdrawal applies, including the exclusive manufacturing rights of the Withdrawing Party.

5.5	Information Sharing. The Parties agree to share with the JV and Third Party Licensees all appropriate and necessary information pertaining to the formulations, manufacturing process and costs, stability and quality control, tool drawings, product specifications, approvals and any other information available to each of them, which would assist the JV, a Developing Party or a Third Party Licensee of the JV, in the Development of Products, and regulatory filings and Approvals of the Products (in whatever stage of Development) and the manufacturing thereof for research and development studies conducted by either or both of the Parties, a Developing Party or a Third Party Licensee, which may lead to the Commercialization of such Products.

ARTICLE 6

PROCEDURE FOR EXPLOITATION OF PRODUCTS

6.1	JV Products. In the event a Party is contacted by a Third Party in relation to a project or potential collaboration for any JV Product, said Party shall immediately inform the other Party and the Board shall determine and approve the strategy for all such discussions and negotiations with such Third Party.

6.2	Single IP Products.

6.2.1	Provided always Section 3.4 permits a Party to Develop and Commercialize a Single IP Product, then if Midatech or MSRx intends to Develop or Commercialize a Single IP Product as a Developing Party, then the Developing Party shall inform the other Party (the “first Party”) in writing (an “Intent to Proceed”) within thirty (30) days of its determination to Develop such Single IP Product and shall provide sufficient details to the first Party so as to permit the first Party to analyze such proposed Single IP Product and its potential for Development and Commercialization, and to determine whether or not to collaborate to Develop and Commercialize such Single IP Product in the JV as a Product. The Developing Party shall provide information to the first Party regarding:

6.2.1.1	the formulation of the proposed Single IP Product;

6.2.1.2	the applications for such Single IP Product and field of exploitation within the Diabetes Field; and

6.2.1.3	any other information it believes in good faith is reasonably necessary (or IS reasonably requested by the first Party) for the purposes of enabling the first Party properly to exercise the rights in this Section 6.2.

6.2.2	If the first Party determines in good faith after receipt of the Intent to Proceed that it has not received sufficient information to properly evaluate the Single IP Product, it shall

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inform the Developing Party within fourteen (14) days after receipt by the first Party of the Intent to Proceed from the Developing Party under Section 6.2.1 by sending a request in writing (a “Further Information Request”) and the matter may be escalated in accordance with Section 6.2.3. If the Developing Party does not receive a Further Information Request from the first Party within such fourteen day period, the first Party shall be deemed to have sufficient information for the purposes of this Section and the Evaluation Period below shall be deemed to have commenced on the date that the Developing Party provided the Intent to Proceed under this Section 6.2.1. The first Party shall be deemed to have received sufficient information following a Further Information Request on the date that the Developing Party provides the additional information the first Party requests to satisfy the Further Information Request or, if the matter is escalated, on the date that the Parties resolve the matter following escalation (if later).

6.2.3	The following procedure shall apply upon delivery by the Developing Party of an Intent to Proceed:

6.2.3.1	the first Party shall have sixty (60) days (“Evaluation Period”) to make an election under Section 6.2.4 which sixty day period shall commence as of the latter to occur of the following:

6.2.3.2	the date that the first Party receives an Intent to Proceed;

6.2.3.3	where the first Party services a Further Information Request within the fourteen (14) day period set forth in Section 6.2.2, the sixty (60) day period shall commence on the date that the first Party receives sufficient details for the purposes of this Section; and

6.2.3.4	where an Intent to Proceed is escalated, the sixty (60) day period shall commence on the date of final resolution of the escalated matters by the Parties in accordance with Sections 14.6 and 14.,7 or on such date as the Parties shall otherwise agree as part of the resolution of the escalated matters.

6.2.4	If the first Party elects by written notice to the Developing Party (an “Acceptance Notice”) before the expiry of the Evaluation Period for the JV to Proceed with such product as a Single IP Product with the Developing Party, then such Single IP Product shall be Developed and Commercialized under this Agreement in the same manner and under the same terms and conditions as a JV Product under this Agreement except as otherwise expressly set forth in this Agreement. The first Party must elect in its Acceptance Notice either:

6.2.4.1	to pay [***] of the Costs in respect of the Single IP Product from the date of the Acceptance Notice, and to receive 33 1/3% of Net Returns in respect of the Development and Commercialization of that Single IP Product as provided in Schedule 2 paragraph 2;

6.2.4.2	or to pay an up front option payment (“Option Sum”) which shall be paid to the Developing Party within thirty (30) days of the date of the Acceptance Notice. The Option Sum shall be [***]. The terms of the exercise of the participation rights under this Section 6.2.4.2 are set out in Schedule 3.

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6.2.5	If the first Party either elects in the Evaluation Period not to proceed, or fails to elect to proceed, by written notice to the Developing Party before the expiry of the Evaluation Period, with the Development and Commercialization of such Single IP Product with the Developing Party under this Agreement, the Developing Party shall be entitled to proceed with Development and Commercialization of such Single IP Product, and the Developing Party shall pay to the other Party, the economic share for such Single IP Product in accordance with Schedule 2 paragraph 6.

6.3	Bundled JV Product and Single IP Product. Where the JV has licensed or is in the process of negotiating a license for a JV Product and a Single IP Product to the same Third Party Licensee or its Affiliates pursuant to Section 3.4.1, then the first Party shall have the right to a [***] economic share of the Net Returns (as further set out at Schedule 2) resulting from the Commercialization and Development of such Single IP Product as a Product under the JV, provided the first Party agrees before the JV enters into a Third Party Licensee Agreement for the Single IP Product to pay [***] of the Costs of the Parties for the Development and Commercialization of the Single IP Product. Any such agreement would supersede any previous arrangement made by the Parties under 6.2.4.

6.4	Independent Diabetes Field Products.

6.4.1	If either Midatech intends to Develop or Commercialize an Independent Diabetes Field Product on Film with application in the Diabetes Field, or MSRx intends to Develop or Commercialize an Independent Diabetes Field Product on Film using nanoparticle technology with application in the Diabetes Field (such Party being the Developing Party), then the Parties shall follow the Intent to Proceed notification procedures as set out in Section 6.2.1 through and including 6.2.3 shall apply as if the same were set out herein and references to Single IP Products therein shall be construed as references to Independent Diabetes Field Products.

6.4.2	If the first Party serves an Acceptance Notice on the Developing Party, before the expiry of the Evaluation Period, for the JV to Commercialize the Independent Diabetes Field Product, then the Independent Diabetes Field Product incorporating the IP of both Parties will become a JV Product under the same terms and conditions as a JV Product and both Parties will each receive 50% of the Net Returns in respect of the Commercialization of that JV Product as provided in Schedule 2 paragraph 1.

6.4.3	If the first Party either elects in the Evaluation Period not to proceed, or fails to elect to proceed, by written notice to the Developing Party before the expiry of the Evaluation Period, with the Development and Commercialization of such Independent Diabetes Field Product with the Developing Party as a JV Product, then the Developing Party may proceed with Development and Commercialization of the Independent Diabetes Field Product, and the first Party has the right to one of the following options:

6.4.3.1	pay [***] of Costs for the Independent Diabetes Field Product and receive 25% of Net Returns in respect of Commercialization of that Independent Diabetes Field Product as set out in Schedule 2; or

6.4.3.2	pay an Option Sum which shall be paid to the Developing Party within thirty (30) days of the date of the Acceptance Notice. The Option Sum shall be [***]. The terms of the exercise of the participation right are set out in Schedule 3.

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6.4.4	If Midatech intends to Develop or Commercialize an Independent Diabetes Field Product which is not on film but has application in the Diabetes Field or MSRx intends to Develop or Commercialize a film with application in the Diabetes Field using its IP but not Nanoparticle Technology (such party being the Developing Party), then the procedure in Section 6.2.1 to 6.2.3 shall apply as if the same were set out herein and references to Single IP Products shall be construed as references to Independent Diabetes Field Products:. If the first Party then serves an Acceptance Notice on the Developing Party before the expiry of the Evaluation Period, then the Developing Party may proceed with Development and Commercialization of the Independent Diabetes Field Product, and the first Party has the right to one of the following options:

6.4.4.1	pay [***] of Costs for the Independent Diabetes Field Product and receive 25% of Net Returns in respect of Commercialization of that Independent Diabetes Field Product as set out in Schedule 2; or

6.4.4.2	pay an Option Sum which shall be paid to the Developing Party within thirty (30) days of the date of the Acceptance Notice. The Option Sum shall be [***]. The terms of the exercise of the participation right are set out in Schedule 3.

6.4.5	If the first Party either elects in the Evaluation Period not to proceed, or fails to elect to proceed, by written notice to the Developing Party before the expiry of the Evaluation Period, to agree to pay Costs as provided in Section 6.4.3.2 or 6.4.4.2, or to pay the Option Sum as provided in Section 6.4.3.2, then the Developing Party shall be entitled to proceed with the Development and Commercialization of the Independent Diabetes Field Product, and the Developing Party shall pay to the first Party the economic share of Net Returns for such Independent Diabetes Field Product in accordance with Schedule 2 paragraph 8.

ARTICLE 7

COMMERCIALIZATION

7.	Commercialization by a Third Party Licensee or Developing Party

7.1	Third Parties to Commercialize. The Parties agree that it is their intent and expectation that the Products will be licensed under license agreements to Third Party Licensees.

7.2	Assistance with Negotiations for Third Party Licensee Agreements. Notwithstanding the foregoing, inasmuch as the JV may not have qualified and/or dedicated staff to negotiate such Third Party Licensee agreements, both Midatech and MSRx shall provide the support for such negotiations. The Board may select either of Midatech or MSRx, or a Third Party, to assume the principal role in any such negotiations with prospective Third Party Licensees with regard to negotiations on JV Products or Products. The Board shall be responsible for the strategy, process, negotiations or establishment of an agreement with a Third Party Licensee. The person or persons appointed to negotiate with the prospective Third Party Licensee shall at all times inform all of the members of the Board on all stages of progress thereof and obtain the approval of the Board in relation to the applicable Third Party Licensee agreement. Once the JV has entered into a Third Party Licensee Agreement the Board, or its designee as it shall direct, shall be responsible for all necessary decisions in relation to the Third Party Licensee Agreement.

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7.3	Independent Diabetes Field Products. The JV shall not have any authority to determine the strategy, process, negotiation and establishment of Third Party Licensee agreements for Independent Diabetes Field Products which are qualified as Independent Diabetes Field Products under Section 6.4, which will be the sole responsibility of the Developing Party; provided, however, that nothing in this Section shall limit or affect the obligation of the Developing Party to pay to the other Party the economic share of such Independent Diabetes Field Products in accordance with this Agreement.

7.4	Commercialization by Developing Party Upon Event of Withdrawal. Upon the occurrence of any of the following events (each an “Event of Withdrawal”) with respect to either Midatech or MSRx (as to each Party, a “Withdrawing Party”), then the other Party (as the non-withdrawing Party) may elect to proceed as the Developing Party alone and/or with one or more Third Party Licensees in Developing and/or Commercializing the JV Product(s) to which such Event of Withdrawal applies in such jurisdictions in the Territory as the Developing Party may elect.

7.5	Events of Withdrawal. The Events of Withdrawal are as follows:

7.5.1	the Withdrawing Party elects before the Parties enter into an agreement with a Third Party Licensee for a Product, by notifying the Board by express written notice (as notice is defined in Section 14.10) to withdraw under this Agreement as to that Product; or

7.5.2	the Withdrawing Party shall have materially breached or defaulted in the performance of any of its obligations in relation to a Product (which shall include not performing its obligations to Develop or Commercialize a Product under the applicable Development Plan in accordance with the terms of that plan from time to time or with respect to a Third Party Licensee Agreement, as applicable) and the Withdrawing Party shall not have cured such breach or default within sixty (60) days after its receipt of a written notice provided by the Developing Party which sets forth in reasonable detail the nature of such breach or default; and (b) notwithstanding the foregoing, the Withdrawing Party shall only have thirty (30) days after such written notice has been provided to cure any breaches or defaults relating to payments regarding such Product due under this Agreement by the Withdrawing Party. For the purposes of this Section, a Party’s inability to meet the Costs of a specific step or steps in the Development Plan up to a maximum of [***] (or as otherwise agreed by the Parties) shall not by itself constitute an Event of Withdrawal so long as the non-breaching Party is reimbursed all such assumed Costs at the rate of [***]; or

7.5.3

as relating to all Products, (a) the Withdrawing Party shall have commenced voluntary winding up under any applicable bankruptcy or insolvency laws, or (b) a decree or order for relief under any of such laws shall have been entered by any court having jurisdiction in respect of the Withdrawing Party, or a receiver, administrator, liquidator, assignee, custodian, trustee or similar official shall have been appointed for the Withdrawing Party or any substantial part of its property, or the winding-up or liquidation of its affairs shall have been ordered, and in connection with the foregoing provisions of this Section 7.5.3 either the Withdrawing Party shall have applied for or consented to such decree, order or appointment or such decree, order or appointment shall have continued unstayed and in effect for a period of ninety (90) days( whether or

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not consecutive), or (c) the Withdrawing Party shall have made an assignment for the benefit of creditors, or (d) the Withdrawing Party shall have generally admitted in writing the inability to pay its debts as such debts become due; or

7.5.4	provided, however, that in connection with a voluntary bankruptcy under Section 7.5.3(a) above, the economic share of the Withdrawing Party shall not be subject to any adjustment in accordance with Schedule 2 paragraph 5 so long as this Agreement is not rejected or disclaimed in such bankruptcy and the Withdrawing Party is capable of and continues to perform its obligations under this Agreement and is not otherwise in breach of this Agreement (as defined under Section 7.5.2, allowing for cure as set forth therein); or

7.5.5	the Withdrawing Party assigns this Agreement, in whole or in part, in violation of Section 14.9 below.

In the event that the Developing Party elects to proceed alone and/or with one or more Third Party Licensees in Developing and/or Commercializing the applicable JV Product(s) in respect of such Event of Withdrawal in such jurisdictions in the Territory as the Developing Party may elect under this Section 7.5, the Developing Party shall make its election by promptly providing written notice of the election to the JV and the Withdrawing Party, but in no event later than sixty (60) days after the effective date of the applicable Event of Withdrawal.

7.6	Change of Control. A Change of Control shall be deemed an Event of Withdrawal unless the acquiring party in such Change of Control agrees in writing to assume the obligations of the Party which is acquired (directly or indirectly) in the Change of Control. If, after the occurrence of the Change of Control, the acquiring party breaches the acquired Party’s obligations under this Agreement, as shown by demonstrable proof of bad faith, then the other Party may escalate the matter under this Agreement in accordance with Sections 14.6 and 14.7 and (if not agreed before the commencement of arbitration), the acquiring party and the other Party may proceed to arbitration to determine whether there is demonstrable proof of bad faith by the acquiring party. If so demonstrated, according to the award of the arbitrator or arbitrators appointed under Section 14.7, then the other Party will be the Developing Party for the Product or Products in respect of which the acquiring party has breached its obligations, and the acquiring party will have no vote at the Board on decisions relating to the Commercialization and development of such Product or Products. The acquiring party will lose further rights of access to the other Party’s IP for that Product or Products and the acquiring party’s right to share in the economic value for the relevant Product or Products under this Agreement will be reduced by 25%. Such reduction shall not be cumulative and paragraph 5 of Schedule 2 shall not apply to such breach.

7.7	Terms of Commercialization by a Developing Party after Event of Withdrawal. Upon the occurrence of an Event of Withdrawal, if the Developing Party elects in accordance with Section 7.8 to proceed alone and/or with a Third Party Licensee in Developing and/or Commercializing the JV Product(s) which are subject to such Event of Withdrawal, then:

7.7.1	the Developing Party shall share the Net Returns from such Product in accordance with Schedule 2 paragraph 5;

7.7.2	in relation to the grant of IP, the licenses in Sections 2.1, 2.3, 2.4 and 2.6 in respect of the MSRx IP if MSRx is the Withdrawing Party and the licenses in section 2.2, 2.3, 2.4 and 2. 6 in respect of the Midatech IP if Midatech is the Withdrawing Party shall

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continue and shall be assigned or granted by the JV to the Developing Party so that the Developing Party (and/or its assignees, licensees, or subcontractors) on behalf of the JV, may continue to Develop and Commercialize the applicable JV Product(s) alone or with Third Party Licensees. The Withdrawing Party agrees to share with the Developing Party (and its assignees, licensees or subcontractors, as the case may be) all appropriate and necessary information pertaining to the formulations, manufacturing process and costs, stability and quality control, tool drawings, product specifications, approvals and any other information available to the Withdrawing Party which would assist the Developing Party (and its assignees, licensees, or subcontractors, as the case may be) in the Development and Commercialization of the applicable JV Product(s), and the manufacturing thereof on behalf of the JV;

7.7.3	the Developing Party shall no longer be obliged to obtain the approval of the Board to Develop and/or Commercialize the applicable JV Product(s) but shall comply with the obligations and be subject to the restrictions set forth under Section 8.5; and

7.7.4	in all cases to the extent applicable to such JV Product(s) and subject to Section 5.2, Midatech will retain the rights (but no obligation other than pursuant to Section 5.1) to supply the Nanoparticles or other alternative nanoparticle technology with API for such JV Product(s) and MSRx will retain the rights (but no obligation other than pursuant to Section 5.1) to supply Film for such JV Product(s). Each of the Parties providing such manufacturing will charge the other Party or Third Party Licensee according to Section 5.1 of this Agreement for the supply of such materials.

7.8	Abandonment of Single IP Product. If the Board (before the JV enters into a Third Party Licensee Agreement) elects not to proceed with the Development or Commercialization of a Single IP Product, then neither of the Parties may proceed further with the Development or Commercialization of that Single IP Product. Where the Developing Party withdraws from Developing and or Commercializing a Single IP Product, then the other Party may not proceed with the further Development or Commercialization of that Single IP Product.

7.9	Abandonment of Independent Diabetes Field Product. Where the Developing Party elects not to proceed with the Development or Commercialization of an Independent Diabetes Field Product or otherwise abandons or does not proceed with the same, then the non-Developing Party may not proceed further with the Development or Commercialization of that Independent Diabetes Field Product. This Section does not apply to an Independent Diabetes Field Product to the extent it becomes a JV Product in accordance with Section 6.4.

7.10	Development Assumption Date. The date on which a product shall become a JV Product or Single IP Product in accordance with this Agreement, as such date is confirmed by the Board, shall be the “Development Assumption Date” for the relevant Product.

7.11	Restrictions on Parties. Notwithstanding anything to the contrary contained in this Agreement, the Parties agree that neither Party shall have the right, without the express prior written consent of the other Party, to negotiate or enter into any agreement or take any actions which would: (i) increase the other Party’s obligations or costs under this Agreement; (ii) modify, limit or materially adversely affect, in whole or in part, any of the rights of the other Party to receive payments under this Agreement, or its manufacturing rights under this Agreement; or (iii) in any way convey, grant, or otherwise affect any of the other Party’s rights or interests in or to its IP or Joint Owned IP other than the grant of sublicenses permitted under this Agreement to a Third Party Licensee to further Develop and Commercialize the applicable Products under the Third Party Licensee Agreement.

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7.12	Right To Purchase IP. In consideration for the licenses granted hereunder, each of the Parties shall have the right and option of first purchase of all of the IP of the Withdrawing Party which is applicable to the Products if a liquidator is appointed for the Withdrawing Party (save this provision shall not apply on a voluntary winding up of the Withdrawing Party under any applicable bankruptcy and insolvency laws for a bona fide solvent liquidation). The Party exercising the rights and option under this Section 7.5.3 (the “Exercising Party”) shall exercise its rights under this Section 7.12 by giving the Withdrawing Party written notice of the Exercising Party’s election to exercise such rights and pays either (i) the same amount as may be set forth in a bona fide offer by a Third Party for the Withdrawing Party’s IP or, if no such Third Party offer has been made within sixty (90) days after the effective date of such Event of Withdrawal, (ii) an amount equal to the fair value of the Withdrawing Party’s IP. The Exercising Party shall provide such notice of its election to exercise its rights under this Section 7.12 promptly, but in no event later than sixty (60) days after the effective date of the applicable Event of Withdrawal. If the Parties cannot agree on the fair value of the Withdrawing Party’s IP, fair value shall be determined by an Independent Expert in accordance with the procedures set forth in Schedule 4.

ARTICLES 8

BOARD OF MANAGERS, GOVERNANCE and DEVELOPMENT PLAN

8.	Board of Managers

8.1	Membership. As of the Effective Date, the Parties shall establish a Board which, subject to Section 8.2 below, shall be comprised of four (4) members, all of whom shall be members of the JSC then in term, two (2) of whom shall be the respective Chief Executive Officers of each of the Parties and two (2) of whom shall be a representative from the JSC selected by each of the Parties, which additional representative members shall be named as Managing Executives of the JV (the “Managing Executives”). The initial Managing Executives shall be Keith Kendall as the representative for MSRx and Dr. Jan Mous as the representative for Midatech. A Party may designate a substitute or alternate to temporarily attend and perform the functions of such Party’s Board members at a meeting of the Board; provided, however, that such substitute shall be an officer of such Party. Subject to Sections 7.7 and 8.5, all actions and decisions of the Board shall be by unanimous vote or written consent, with each of Midatech and MSRx having one (1) vote in all such actions and/or decisions. Either Party may invite non-voting individuals to attend meetings of the Board as may be required or necessary for the performance of such Party’s obligations under this Agreement.

8.2	Changes to the Membership of the Board. In the event that at any time any Party replaces its Chief Executive Officer, such replacement shall become a member of the Board simultaneously with such replacement. Either Party may at any time terminate the appointment of its Managing Executive and appoint a new Managing Executive in his place and shall notify the Board of Managers in writing of such termination and appointment.

8.3	Proceedings of the Board. The quorum at any meeting of the Board is one representative (whether the Chief Executive Officer or the Managing Executive) of each of Midatech and MSRx. During the Term, the chair and secretary of the Board shall be rotated on an annual basis between the respective

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Chief Executive Officer or Managing Executive of the Parties, with the first such chair of the Board being the Chief Executive Officer or Managing Executive of the Party whose representative holds the position of chair of the JSC under the Restated CLA as of the date of the execution and delivery of this Agreement, and the secretary of the Board shall be the Managing Executive of the other Party. The chairman shall not have a casting vote, but shall retain his or her right to vote as the representative of the Party for whom it represents. If the chairman for the time being is unable to attend any meeting of the Board, the other representative of the other Party, for whom the absent chairman is representative, shall act as the chairman for that meeting. Each Party may assign representatives to attend Board meetings to facilitate communications, reporting and addressing critical agenda items, but such representatives shall not have voting rights. Responsibility for preparation and circulation of the agenda for each meeting of the Board shall be rotated between the Managing Executives of the Parties on a meeting by meeting basis. Each agenda shall specify in reasonable detail the matters to be raised at the meeting and shall be circulated (together with copies of any papers to be tabled at the meeting) not less than five (5) Business Days before the meeting (unless each Party’s Managing Executive consents to a shorter period of notice).

8.4	Responsibilities of the Board. The Board shall, and the Parties shall exercise their respective lawful rights and powers in good faith to procure that the Board shall, have full responsibility for the operation and management of the JV and its affairs which shall be conducted in a proper and efficient manner on arm’s length terms and as otherwise required for governing boards under the laws of the jurisdiction of formation of the JV. Without prejudice to the foregoing and unless otherwise specifically agreed in writing by the Parties, the Board shall perform the following functions:

8.4.1	Establish an annual meeting schedule with a minimum of six (6) meetings scheduled per year, all of which shall be where the Parties so agree, face to face at alternate locations in the United States and England. If acceptable to the Board, a member may join the Board meetings by video or teleconference.

8.4.2	Consider Compounds and select Candidate Drugs (as such terms are defined in the Restated CLA) nominated by the JSC and, where the Board agrees, to select and approve the same as Products to be covered under this Agreement for Commercialization, which shall be reviewed and updated at least annually.

8.4.3	Approve annual Development Plans where required for the respective Products and the budget and overall administration process of each such Development Plan. At each Board meeting, the Board shall review and approve all JV accounts and matters relating to allocation of all Costs and expenses that have been or are projected to be incurred by either Party for the sole purpose of cost reimbursement under the relevant sections of this Agreement, and shall establish a current base allocation of all costs and expenses of the JV deemed to be shared equally by the Parties for all other purposes, regardless of actual costs and expenses incurred by each of the Parties.

8.4.4	Where the JV enters into a negotiation with a prospective Third Party Licensee:

(i)	the Board shall procure that the JV has first entered into a non disclosure agreement with the prospective Third Party Licensee; and

(ii)	the Board (or as it shall designate) shall be responsible for the negotiation and approval of any materials transfer agreements, testing or preliminary agreements in relation to the Product.

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8.4.5	Approve Third Party Licensee Agreements for Products.

8.4.6	Review and approve proposed publications or press releases concerning Products, any Joint Owned IP or this Agreement.

8.4.7	Review and approve the patentability of any Joint Owned IP and the prosecution and filing of any patent application relating thereto.

8.4.8	Have such other responsibilities as may be required of the Board pursuant to this Agreement or as may be mutually agreed upon by the Parties in writing from time to time during the Term of the JV.

8.5	Events of Withdrawal. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Withdrawal with respect to one of the Parties pursuant to Section 7.5, then the Developing Party shall have the sole right to approve all decisions in relation to the Development and Commercialization of the JV Product(s) to which such Event of Withdrawal relates without requiring a unanimous decision of the Board; provided, however, that the Developing Party may not, without the prior written consent of the Withdrawing Party, take any actions which would: (i) increase the Withdrawing Party’s obligations or costs under this Agreement; (ii) modify, limit or materially adversely affect, in whole or in part, any of the rights of the Withdrawing Party to receive payments under this Agreement, or its manufacturing rights under this Agreement; or (iii) in any way convey, grant, or otherwise affect any of the Withdrawing Party’s rights or interests in or to its IP or Joint Owned IP under this Agreement other than the grant of sublicenses permitted under this Agreement to a Third Party Licensee to further Develop and Commercialize the applicable JV Products.

8.6	Expenses. Each of the Parties agrees that it shall disclose in writing to the Board each calendar quarter during the Term all of the Costs incurred by such Party in the immediately preceding calendar quarter for the Development and Commercialization of Products and Independent Diabetes Field Products. The Board shall at its regularly scheduled meetings review and approve in accordance with its agreed policies and procedures on cost-sharing, such Costs incurred by each of the Parties for the period prior to its last meeting and such Costs projected to be incurred by each of the Parties before its next Board meeting. Unless and until one of the Parties becomes a Developing Party for a JV Product(s), all Costs incurred in the Development and/or Commercialization of such JV Product(s) approved in accordance with this Agreement shall be shared equally by the Parties; that is 50:50 for JV Products and in such shares as the Parties shall have provided under Section 6.2.4.1 or 6.3 for Single IP Products, as the case may be and under Section 6.4.3.1 for Independent Diabetes Field Products. In addition to the foregoing, each Party shall pay the direct and indirect expenses for the representatives of each Party to the Board. Notwithstanding anything to the contrary contained in this Agreement, Midatech shall be solely responsible for any and all costs and expenses (including, without limitation, any license fees and royalties due on sales) relating to any licenses to the Governmental Authorities in Spain relating to any transaction contemplated under this Agreement or in any license of Midatech IP and none of such costs and expenses shall be charged to the JV, Developing Party or Third Party Licensee under this Section 8.6 at any time during the Term.

8.7	Right to Audit. During the Term of this Agreement, and for a period of three (3) years after the expiration or termination of this Agreement, each of Midatech and MSRx (each, a “Recording Party”) shall keep, and shall cause the JV and such Party’s Affiliates, Third Party Licensees or other Third Parties who have entered a Third Party Licensee Agreements or other agreements pursuant to which Net Returns may arise with a Developing Party, to keep, for a period of three (3) years after

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the expiration of the twelve (12) month period in which they were generated, accurate and complete records of such costs and expenses, as well as any and all costs of manufacturing, Net Returns, and other amounts due or charged under this Agreement to the JV or the other Party, or with respect to any economic value received from Third Party Licensees or other persons in respect of Independent Diabetes Field Products, as the case may be, in sufficient detail to permit accurate determination of all figures necessary for verification of amounts to be paid to a Party or reimbursed under this Agreement. If any such records are in dispute and the Recording Party has received written notice from the other Party of the records which are in dispute, the Recording Party and its Affiliates shall keep such disputed records until the later of (i) one (1) year or until such dispute is resolved and (i) such longer period as is required by law. All audits shall be conducted during normal business hours and with reasonable advance written notice to the Recording Party, such records shall be made available for inspection, review and audit, at the request and expense of the other Party and its representatives for the sole purpose of verifying the accuracy of the Recording Party’s accounting reports and payments made or to be made pursuant to this Agreement; provided, however that such audits may not be performed by the requesting Party more than once in any twelve (12) month period during the Term and the twelve (12) month period following the expiration or termination of this Agreement, and that such access shall be limited to the period ending not more than thirty-six (36) months prior to the date of such audit. The auditing Party shall be entitled to recover any shortfall in payments due to it as determined by such audit

8.8	Inspection of Records. Each Party shall use Commercially Reasonable Efforts to ensure that the other Party’s authorized representatives and, to the extent permitted by applicable law, all Governmental Authorities having jurisdiction, may examine and inspect, during regular business hours, its facilities and business records or, subject to any reasonable Third Party confidentiality restrictions or obligations relating thereto (as documented in writing by such Third Party), the facilities of any subcontractor or any investigator site used by it in the performance of Development of the Products. This right to inspect may be exercised at any time during the time periods when Development activities are taking place (subject to each Party’s reasonable record retention policies then in effect), or such longer period as shall be required by applicable law.

8.9	Decision Making. The Board may take action with respect to any subject matter that is subject to the Board’s decision making authority and functions as set forth in this Article 9. Subject to Sections 7.7 and 8.5, all decisions of the Board shall be made by unanimous vote or unanimous written consent, as indicated by the Parties’ signing the written minutes thereof, with each Party having one (1) vote in all actions and decisions. The Board shall use Commercially Reasonable Efforts to resolve the matters within its roles and functions or otherwise referred to it.

8.10	Fiduciary Duties. Each Party shall procure that each of the officers of the Board nominated by it shall comply with his or her fiduciary duties as a member of the Board, including fiduciary duties as to avoiding conflicts of interest except as contemplated by this Agreement or as properly disclosed by it to the other Party.

8.11	Minutes of the Board Meetings. Minutes of Board meetings shall be finalized no later than thirty (30) days after the meeting to which the minutes pertain. Within ten (10) days after a Board meeting, the secretary of the Board shall prepare and distribute to all members of the Board draft minutes of the meeting. Such minutes shall include key discussion points, decisions made and a record of the expressed rationale for the member’s positions on issues and provide a list of any issues yet to be resolved, either within the Board or through the relevant resolution process. The members of the Board shall have ten (10) days after receiving such draft minutes to collect comments thereon and

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provide them to the secretary of the Board. Upon the expiration of such second ten (10) day period, the Board members shall have an additional ten (I 0) days to discuss each other’s comments and finalize the minutes. If any outstanding issue is not resolved it shall be discussed as the first item of the next meeting of the Board.

8.12	Constitutional Documents. The Parties agree that the constitutional documents of the JV shall reflect and operate subject to the terms of this Article 8.

ARTICLE 9

JV NAME

9.	JV Name

9.1	The name of the JV shall be “MidaSol Therapeutics”, as may be amended as necessary to comply with legal requirements relating to the formation of the JV entity after the Effective Date (the “Name”). The goodwill in the Name shall be owned by the JV, who shall be entitled to seek trademark protection for the Name. The JV shall not have and shall not obtain any rights to the respective trade names or business names of Midatech or MSRx other than as expressly licensed for use by Midatech and MSRx (as appropriate) in accordance with the terms and conditions of this Agreement.

9.2	Midatech and MSRx consent to the use and registration by the JV of the Name, or any mark which varies in insignificant ways from the Name in respect of the Products.

9.3	The JV will in respect of Midatech and MSRx:

(i)	not file any oppositions to, or otherwise challenge, Midatech’s applications for registration or registrations for any registered trade marks, domain names or other registered rights protection in respect of Midatech’s trade names or business names;

(ii)	not file any oppositions to, or otherwise challenge, MSRx’s applications for registration or registrations for any registered trade marks, domain names or other registered rights protection in respect of MSRx’s trade names or business names;

(iii)	not challenge in any way, whether directly or indirectly, the ownership by Midatech or MSRx of any of its or their trade marks or trade names; and

(iv)	not procure, authorise, enable or assist any Third Party to do any of the aforesaid.

ARTICLE 10

CONFIDENTIAL INFORMATION

10.	Confidential Information

10.1

Confidential Information. The Parties shall keep all Confidential Information of the other Party that it receives or to which it has access, and shall cause the JV (along with Midatech and MSRx for this Article 10, a “Receiving Party”) to keep all Confidential Information received from either Midatech or MSRx (a “Disclosing Party”) with the same degree of care it maintains the confidentiality of its

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own Confidential Information, which in no event shall be less than a reasonable degree of care. The Receiving Party shall not use such Confidential Information for any purpose other than in performance of this Agreement or disclose the same to any other Third Party other than to such of its respective employees, directors, officers, representatives, consultants, and agents (collectively, an “Agent”) who have a need to know such Confidential Information to implement the terms of this Agreement or enforce its rights under this Agreement, or to a Third Party Licensee. The Receiving Party shall advise any Agent or Third Party Licensee who receives such Confidential Information of the confidential nature thereof and of the obligations contained in this Agreement relating thereto. Upon termination of this Agreement, the JV shall use Commercially Reasonable Efforts to return or destroy all documents, tapes or other media containing Confidential Information of the Disclosing Party that remain in the Receiving Party’s or its Agents’ possession, except that the Receiving Party may keep one archival copy of the Confidential Information in its legal department files. Such archival copy shall be deemed to be the property of the Disclosing Party, and shall continue to be subject to the provisions of this Section 10.1.

10.2	Permitted Disclosure and Use. Notwithstanding Section 10.1, the Receiving Party may use and disclose Confidential Information belonging to the Disclosing Party only to the extent such use and/or disclosure is reasonably necessary to: (a) obtain Approval of a Candidate Drug or Product; (b) perform its obligations under this Agreement; or (c) comply with applicable laws or the regulations of any security exchange on which its shares or those of any Affiliate are, or in the process of being, listed. If the Receiving Party deems it necessary to disclose Confidential Information of the Disclosing Party pursuant to this Section 10.2, the Receiving Party shall give, where lawful permitted to do so, such reasonable advance notice of such disclosure to the Disclosing Party as it is able to do to permit such Disclosing Party to object to such disclosure or to take measures to ensure confidential treatment of Confidential Information that is being disclosed.

10.3	Publications. Subject to any Third Party rights existing as of the Effective Date of this Agreement, each Party shall submit to the Board for review and, subject to the limitations set forth in this Agreement, approval of all proposed academic, scientific and medical publications and public presentations relating to the Product(s) or any Commercialization or Development activities under this Agreement for review in connection with the preservation of Patent Rights, and trade secrets and/or to determine whether Confidential Information of the JV should be modified or deleted from the proposed publication or public presentation. Written copies of such proposed publications and presentations shall be submitted to the Board no later sixty (60) days before submission for publication or presentation and the Board shall provide its comments with respect to such publication and presentations within ten (10) Business Days of its receipt of such written copy. By mutual agreement of the Parties, this period may be further extended. The Parties will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other Third Parties in any publications relating to the Product(s) or any research or Development activities under this Agreement.

10.4	Public Announcements; Press Release. Except as may be expressly permitted under this Section 10.4 or Section 10.3 or required by applicable laws or the regulations of any security exchange on which its shares or those of any group company are listed or in the process of being listed, neither of the Parties will, and will cause the JV not to, make any public announcement of any information regarding the existence, terms or conditions of this

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Agreement, or any research or Development activities under this Agreement without the prior written approval of the Board. Once any written statement is approved for disclosure by the Board information is otherwise made public in accordance with this Section 10.4, either Party and the JV may make a subsequent public disclosure of the contents of such statement without further approval of the Board. Nothing in the foregoing, however, shall prohibit a Party or the JV from making such disclosures as may be necessary or reasonably appropriate in order to comply with applicable law or any rule or regulation of any nationally recognized securities exchange; in such event, however, the Party making the disclosure shall use good faith efforts to consult with the other Party prior to such disclosure and consider in good faith such other Party’s proposed modifications and, where applicable, shall request confidential treatment to the extent available.

10.5	Confidentiality of this Agreement. The terms of this Agreement shall be Confidential Information of the JV and each Party and, as such, shall be subject to the provisions of this Article 10.

10.6	Survival. The obligations and prohibitions contained in this Article 10 shall survive the expiration or termination of this Agreement for a period often (10) years thereafter.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES; COVENANTS

11.	Representations and Warranties; Covenants

11.1	Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party as of the Effective Date that:

(i)	Such Party (a) is a company duly organized, validly existing, and in good standing (insofar as relevant under applicable law) under the laws of its jurisdiction of formation; (b) is duly qualified as an entity and (insofar as relevant under applicable law) in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations under this Agreement; (c) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and as contemplated to be conducted under this Agreement; (d) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all Governmental Authorities having jurisdiction over such Party, to the extent required for the ownership and operation of its business as it exists at the date of this Agreement, where the failure to obtain such licenses, permits, consents or approvals, or to make such notices, would have a material adverse effect on its financial condition or its ability to perform its obligations under this Agreement; and (e) is in compliance with its charter documents and with all applicable laws necessary to conduct its business in the UK (with respect to Midatech) and the USA (with respect to MSRx), engage in its activities and consummate the transactions contemplated under this Agreement;

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(ii)	The execution, delivery and performance of this Agreement by such Party and all instruments and documents to be delivered by such Party hereunder (a) are within the corporate power of such Party; (b) have been duly authorized by all necessary or proper corporate action; (c) do not conflict with any provision of the charter documents of such Party; (d) will not violate any applicable law or regulation or any order or decree of any court or Governmental Authority having jurisdiction over such Party where such violation would have a material adverse effect on its financial condition or its ability to perform its obligations under this Agreement; and (e) will not violate or conflict with any terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which such Party is a party, or by which such Party or any of its property is bound, which violation or conflict would have a material adverse effect on its financial condition or on its ability to perform its obligations hereunder;

(iii)	This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws generally applicable to creditors’ rights; and (b) judicial discretion in the availability of equitable relief; expertise and experience to analyze and evaluate both the scientific and commercial value of transactions contemplated herein, including, without limitation, the potential development and Commercialization of the Products, and has solely relied on such analysis and evaluations in deciding to enter into this Agreement;

(iv)	Neither it, nor any of its Affiliates, is a party to or otherwise bound by any or written contract or agreement that will result in any Third Party obtaining any interest in, or that would give to any Third Party any right to assert any Claim in or with respect to, any of the Parties’ rights under this Agreement;

(v)	It owns or has licenses to all of its IP, Patents Rights, Know-How, trade secrets and all other intellectual property of any nature whatsoever licensed by it to the JV under this Agreement for the Development and Commercialization of the JV Products and it owns or has licenses to such IP, Patent Rights, Know-How, trade secrets and other intellectual property rights free and clear of all liens, Claims and encumbrances and free of all royalty or similar payment obligations to any Third Party, except such liens, Claims, encumbrances and obligations as will not have a material adverse effect on the other Party’s rights to Develop and/or Commercialize the JV Products under this Agreement;

(vi)	None of its Patent Rights are subject anywhere in the world to any pending or, to its knowledge but without having made specific investigation, any threatened, re-examination, opposition, interference or litigation proceedings;

(vii)	It has not received notice, whether written or oral, from any Third Party of a Claim asserting the invalidity, misuse, unregisterability or unenforceability of any of its Patent Rights, or challenging its right to use or ownership of any of its Patent Rights or Know-How, or making any adverse Claim of ownership thereof;

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(viii)	It has not received notice, whether written or oral, from any Third Party and knows of no facts or circumstances which would lead to any Claim that any trade secrets or other intellectual property rights of such Third Party would be misappropriated by, or that any issued patent of such Third Party would be infringed by, the JV Products or the manufacture, distribution, marketing or sale of the JV Products;

(ix)	So far as it is aware but without having made specific investigation all documents, materials, representations and other information provided or to be provided by it to the other Party concerning the Products are materially accurate, and, taken as whole, do not contain any statement which is false or misleading in any material respect, and it has not omitted or failed, and shall not omit or fail, to state any fact that would materially adversely affect the other Party’s ability to perform its obligations under this Agreement; and

(x)	It has not entered into any agreement or other business arrangement with a Third Party in any jurisdiction for the Development or Commercialization of any Compound, Candidate Drug (as such terms are defined in the Restated CLA) or any Product.

11.2	Disclaimer of Warranty. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO WARRANTIES RELATING TO THE SUPPLY OF THE API IN NANOPARTICLES BY MIDATECH AND THE MANUFACTURE OF PHARMFILM BY MSRX), NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY EITHER PARTY (I) REGARDING THE EFFECTIVENESS, VALUE, SAFETY, NON TOXICITY, OR PATENTABILITY, OF ANY PATENT TECHNOLOGY, THE PRODUCTS OR ANY INFORMATION OR RESULTS PROVIDED BY EITHER PARTY PURSUANT TO THIS AGREEMENT, OR (II) THAT THE PRODUCTS WILL BE APPROVED OR OTHERWISE SUCCESSFULLY DEVELOPED OR COMMERCIALIZED. EACH PARTY EXPLICITLY ACCEPTS ALL OF THE SAME AS EXPERIMENTAL AND FOR DEVELOPMENT PURPOSES, AND WITHOUT ANY EXPRESS OR IMPLIED WARRANTY FROM THE OTHER PARTY. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

SECTION 12

TERM AND TERMINATION

12.	Term and Termination

12.1

Term. Unless otherwise mutually agreed to by the Parties in writing, this Agreement shall commence on the Effective Date and continue until the last to expire of (i) the Patent Rights of both of the Parties covering Joint Owned IP, (ii) the agreements the JV enters into with Third Party Licensee(s) which produce payments for the sale and distribution of Products which are payable to the JV or Parties as contemplated under this Agreement, or (iii) the agreements under which the

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Parties are entitled to receive a share of Net Returns, or (iv) the sale of Products or Independent Diabetes Field Products by a Developing Party for which the Developing Party owes payment under this Agreement to the other Party, unless as to each clause this Agreement is terminated sooner as permitted under Sections 12.2 or 12.3 (the “Term”).

12.2	Termination upon Abandonment. If no Third Party Licensee Agreement results from the collaboration under this Agreement with respect to a Product or Independent Diabetes Field Product, and no Product or Independent Diabetes Field Product is Developed or Commercialized by a Developing Party, within ten (1 0) years from the Effective Date, and/or, prior to the Development or entering into any Third Party Licensee Agreement for the Development and/or Commercialization, sale and/or distribution of a Product or Independent Diabetes Field Product, the Board determines in good faith that no JV Product will or is likely to receive Approval to be marketed by any Governmental Authority, the Parties may mutually agree in writing to terminate this Agreement.

12.3	Termination on Bankruptcy or Acquisition of Interest. This Agreement shall terminate in the event of:

12.3.1	the bankruptcy, insolvency, dissolution or winding up of the JV; or

12.3.2	one Party acquires all the shares or interest of the other in the JV.

12.4	Survival. The following provisions shall survive the termination of this Agreement: Sections 2.8, 2.9, 2.10, 8.7, 8.8, 10, 11.2, and 13, as well as any applicable definitions and general provisions. Remedies for breaches will also survive termination of this Agreement.

12.5	Effects of Expiration or Termination of this Agreement. Upon the expiration or termination of this Agreement, the following shall occur:

(i)	Return of Materials. Each of the Parties shall promptly transfer to the other Party, at the other Party’s cost, or destroy at the other Party’s written request, all relevant records and materials in its possession or control containing Confidential Information of the other Party, provided, however, that each Party may keep copies of such Confidential Information of the other Party in accordance with the provisions of Section 10.

(ii)	Transfer of Regulatory Filings and Approvals. The terminating Party shall provide copies and access to the other Party, at the other Party’s cost, of all Approvals and other regulatory filings made or filed for the JV Products which are owned by the terminating Party unless prohibited by applicable laws and Governmental Authority having jurisdiction.

(iii)	Accrued Rights; Surviving Obligations. Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve any Party from obligations which are expressly or by implication intended to survive termination, relinquishment or expiration of this Agreement and shall not affect or prejudice any provision of this Agreement which is expressly or by implication provided to come into effect on, or continue in effect after, such termination, relinquishment or expiration.

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12.6	Restated CLA. The termination of this Agreement shall not terminate the 2008 CLA or Restated CLA, as applicable.

SECTION 13

Indemnification and Patent Infringement and Maintenance

13.1	MSRx Indemnity. MSRx shall defend, indemnify and hold harmless the JV and each of its officers and directors from and against any and all Claims of Third Parties made against the JV and any and all associated Claims and Losses to the extent arising out of:

13.1.1	any license of MSRx IP to the JV or the use or possession of MSRx IP by the JV; or

13.1.2	any and all Losses incurred by the JV from any Claim under a Third Party Licensee Agreement with the JV that the use, possession, marketing, sales, or license of MSRx IP infringes the Intellectual Property of any Third Party.

13.2	Midatech Indemnity. Midatech shall defend, indemnify and hold harmless the JV and each of its officers and directors from and against any and all claims of Third Parties made against the JV and any and all associated Claims and Losses to the extent arising out of:

13.2.1	any license of Midatech IP to the JV or the use or possession of Midatech IP by the JV; or

13.2.2	any and all Losses incurred by the JV from any Claim under a Third Party Licensee Agreement by the Third Party Licensee that the use, possession, marketing sales license or infringes the Intellectual Property of any Third Party.

13.3	MSRx Direct License Indemnity. MSRx shall defend, indemnify and hold harmless Midatech and its Affiliates, successors and assigns, and its and their respective officers, directors, employees, and agents (collectively, the “Midatech Indemnified Parties”), from and against any and all Claims of Third Parties made against Midatech Indemnified Parties and any and all associated Losses with respect to such Claims to the extent arising out of any license of MSRx IP to Midatech or Midatech Indemnified Parties or the use or possession of MSRx IP by Midatech or Midatech Indemnified Parties under or in connection with this Agreement.

13.4	Midatech Direct License Indemnity. Midatech shall defend, indemnify and hold harmless the MSRx and its Affiliates, successors and assigns, and its and their respective officers, directors, employees, and agents (collectively, the “MSRx Indemnified Parties”), from and against any and all Claims of Third Parties made against MSRx Indemnified Parties and any and all associated Losses with respect to such Claims to the extent arising out of any license of Midatech IP to MSRx or MSRx Indemnified Parties or the use or possession of Midatech IP by MSRx or MSRx Indemnified Parties under or in connection with this Agreement.

13.5

Procedure for Indemnification. In the case of any Claim to which Section 13.1 or Section 13.2 or Section 13.3 or Section 13.4 applies, the Party liable for such indemnification is the “Indemnitor” and the parties that are entitled to indemnification are collectively the “Indemnitee” for the purposes of this Section 13. The Indemnitee will notify the Indemnitor in writing of the Claim (and specifying in reasonable detail the factual basis for the Claim and to the extent known, the amount of the Claim) as soon as reasonably practical after becoming

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aware of such Claim; provided, however, that failure to give such notification will not affect the indemnification provided hereunder except to the extent the Indemnitor shall have been actually materially prejudiced as a result of such failure.

13.6	Defense of Claim. The Indemnitor shall conduct the defense of such Claim regardless of who the Claim is brought against, and shall pay all of its expenses, legal and otherwise, in its assertion of defense. For clarity, if MSRx IP is the offending IP, then MSRx will be responsible to provide a defense against the Claim and indemnify the JV and/or Midatech Indemnified Parties (as the case may be). Conversely, if Midatech IP is the offending IP, then Midatech will be responsible to provide a defense against the Claim and indemnify the JV and/or MSRx Indemnified Parties (as the case may be). If the offending IP is not clearly either the MSRx IP or Midatech IP, then the defense will be a joint defense of the Parties and the costs shall be shared equally by the Parties unless the Parties mutually agree otherwise in writing. Both Parties agree to cooperate with the Party providing the defense in all material respects including the timing of requests for information and access to material necessary to the defense.

13.7	Step-in Right. In the event the Indemnitor is not able to provide a defense, or elects not to provide a defense, notwithstanding anything to the contrary contained herein, an Indemnitee shall be entitled to assume the defense of any Third Party Claim and at its sole option provide the defense against the Third Party Claim. In such case of the Indemnitee providing the defense, the Indemnitor will be required, within thirty (30) days after receipt of written notice from the Indemnitee of the commencement or assertion of any such Third Party Claim, to provide to the Indemnitee all materials, correspondence, documents and information which may be useful in mounting a defense. The Indemnitee shall have the right to recover its costs of defending such Claim from the Third Party or out of Net Returns before any distribution of economic value is distributed to the Indemnitor.

13.8	Procedure for Enforcing IP Rights Against Third Party Infringers. If a Party becomes aware of any unauthorized use or infringement of any of its or the other Party’s Intellectual Property by any Third Party, or any act or behaviour which could constitute unauthorized use or infringement of any such Intellectual Property, it shall promptly notify the other Party to that effect. In such circumstances, the Party whose IP is not being infringed, shall at the other Party’s written request (the Affected Party), assist the Affected Party in taking all such steps as shall be necessary or desirable, in the reasonable discretion of the Affected Party, for the protection of the Affected Party’s Intellectual Property. The expenses incurred in taking such steps and any profits or damages which may be obtained shall be (in the absence of a written agreement of the Parties to the contrary) for the account of the Affected Party. If the Affected Party does not take action against such Third Party and the other Party reasonably believes that the unauthorized use or infringement materially and adversely affects the JV, then it may give notice to the Affected Party that it intends to take over the enforcement of the Affected Party’s Intellectual Property to the extent necessary to protect the JV. If the Affected Party does not elect to take action against the Third Party within fourteen (14) days of receipt of the notice from the other Party, then the other Party may take such steps against the Third Party as it shall reasonably determine. The Affected Party shall provide all such assistance, materials, correspondence, documents and information which may be useful for such purpose. The costs of such action by the other Party shall be recovered from the JV to the extent not recoverable from the Third Party.

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13.9	Settlement of Claims. If the Indemnitor acknowledges in writing its obligation to indemnify the Indemnitee for a Third Party Claim, the Indemnitee will agree to a reasonable settlement, compromise or discharge of such Third Party Claim that the Indemnitor may recommend that by its terms obligates the Indemnitor to pay the full amount of Losses (whether through settlement or otherwise) in connection with such Third Party Claim and unconditionally and irrevocably releases the Indemnitee completely from all Losses in connection with such Third Party Claim; provided, however, that, without the Indemnitee’s prior written consent, the Indemnitor shall not consent to any settlement, compromise or discharge (including, without limitation, the consent to entry of any judgment), and the Indemnitee may refuse to agree to any such settlement, compromise or discharge, that provides for injunctive or other non-monetary relief affecting the Indemnitee. If the Indemnitor acknowledges in writing its obligation to indemnify the Indemnitee for a Third Party Claim, the Indemnitee shall not (unless required by law) admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnitor’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned).

13.10	Maintenance of IP. Each of the Parties agrees that, in the event that such Party intends to abandon or cease the maintenance and support of any of its Patent Rights in any jurisdiction relevant to the JV Products (including any jurisdiction it is contemplating or under investigation for the Commercialization of the Products or the Independent Diabetes Field Product), such Party shall first promptly notify the Board and the Other Party for review and consideration of the advantages and disadvantages to the JV and the Parties of such maintenance and support of such Patent Rights.

13.11	Limitation of Liability. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH A BREACH OR ALLEGED BREACH OF THIS AGREEMENT OR OTHERWISE HOWEVER UNDER OR IN CONNECTION WITH THIS AGREEMENT. THE FOREGOING SENTENCE SHALL NOT APPLY IN CASES OF FRAUD OR BREACHES OF THIS AGREEMENT MADE INTENTIONALLY IN BAD FAITH OR IN RECKLESS DISREGARD FOR THE PROVISIONS OF THIS AGREEMENT AND SHALL NOT LIMIT THE OBLIGATIONS OF EITHER PARTY TO INDEMNIFY THE OTHER PARTY FROM AND AGAINST THIRD PARTY CLAIMS UNDER THIS SECTION 13.

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SECTION 14

MISCELLANEOUS

14.	Miscellaneous

14.1	Relationship of the Parties. Unless as otherwise agreed in writing, each Party shall bear its own costs incurred in the performance of its obligations hereunder without charge or expense to the other except as expressly provided in this Agreement. Neither Party shall be liable for any costs under this Agreement which arise under the Restated CLA or for any costs incurred other than directly in relation to this Agreement. Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employee. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said other Party’s approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, each of the Parties legal relationship under this Agreement to the other Party shall be that of independent contractor.

14.2	Registration and Filing of this Agreement. To the extent, if any, that either Party concludes in good faith that it or the other Party is required to file or register this Agreement or a notification thereof with any Governmental Authority including, without limitation, the U.S. Securities and Exchange Commission or the U.S. Federal Trade Commission, in accordance with law, such Party shall inform the other Party thereof. Should both Parties jointly agree that either of them is required to submit or obtain any such filing, registration or notification, they shall cooperate, each at its own expense, in such filing, registration or notification and shall execute all documents reasonably required in connection therewith. In such filing, registration or notification, the Parties shall request confidential treatment of sensitive provisions of this Agreement, to the extent permitted by law. The Parties shall promptly inform each other as to the activities or inquiries of any such Governmental Authority relating to this Agreement, and shall reasonably cooperate to respond to any request for further information therefrom on a timely basis.

14.3	Non-employment. During the Term and for a period one (1) year thereafter, neither Party will employ any current employee of the other Party that has been involved in the activities being undertaken under this Agreement unless agreed to in writing by the other Party, except in circumstances where such employee has responded to a general employment advertisement.

14.4

Force Majeure. If during the occurrence of a “Force Majeure” event which materially interferes with the ability of a Party to perform its obligations or duties hereunder which is not within the reasonable control of the Party affected or any of its Affiliates, not due to malfeasance by such Party or its Affiliates, and which could not with the exercise of due diligence have been avoided, including, but not limited to, an injunction, order or action by a Governmental Authority, fire, accident, labor difficulty, strike, riot, civil commotion, act of God, inability to obtain raw materials, delay or errors by shipping companies or change in law, shall not excuse such Party from the performance of its obligations or duties under this Agreement, but shall merely suspend such performance during the continuation of the Force Majeure event. The

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Party prevented from performing its obligations or duties because of a Force Majeure event shall promptly notify the other Party of the occurrence and particulars of such Force Majeure event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure event and with notice of the termination thereof. Upon termination of the Force Majeure event, the performance of any suspended obligation or duty of a Party shall promptly recommence.

14.5	Governing Law. All matters arising out of or related to the existence, construction, interpretation, validity, termination and operation of this Agreement shall be governed by and construed in accordance with the laws of England and Wales.

14.6	Dispute resolution. Each of the Parties agrees that all disputes and differences of any kind whatsoever arising out of or in connection with this Agreement or the respective rights of the Parties under this Agreement shall, in the first instance, be referred to A. Mark Schobel of Midatech and Dr. Thomas Rademacher of MSRx (the “Executives”). In the event that the Parties are not able to resolve such dispute or matter within fourteen (14) days of referral to the Executives, then the Parties agree that such dispute or matter shall be referred by either Party to mediation for nonbinding resolution of the matter at the Centre for Effective Dispute Resolution (CEDR) of 70 Fleet Street London EC4Y lEU in accordance with the CEDR Model Mediation Agreement (12th edition). The Parties shall agree the mediator for the mediation within fourteen (14) days of the matter being proposed for mediation. If the Parties are unable to agree on the mediator or the terms of his appointment within seven (7) days of either Party first proposing a mediator to the other, either Party shall then be entitled to request the Chief Executive Officer for the time being of CEDR or his deputy to appoint a mediator and to agree with the mediator the terms of his appointment.

14.7

Arbitration. If the Parties are unable to resolve any dispute following escalation and mediation as provided in Section 14.6 above, then either Party may refer the matter for binding arbitration but only after giving not less than fourteen (14) days prior written notice to the other Party which clearly sets forth therein the terms of such dispute or differences, and the Parties have failed to cure such matter within such fourteen (14) day period. Such arbitration shall be conducted by a sole arbitrator mutually selected by written agreement of the Parties. In the event that the Parties are not able to mutually select the sole arbitrator within thirty (30) days of the expiry of such fourteen (14) day period, the arbitration shall be conducted by a panel of three arbitrators, consisting of one arbitrator to be selected by each of the Parties and the third to be selected jointly by the two arbitrators selected by the Parties. The venue and seat of the arbitration shall be London, and the arbitration shall be conducted in English under the auspices of the London Court of International Arbitration. The procedural rules applied to the arbitration shall be in accordance with the UNCITRAL Model Law on International Commercial Arbitration as at present in force. In deciding any disputes between the Parties, the arbitrator(s) shall apply the substantive laws of England and Wales. The arbitration panel (including a panel of one arbitrator if selected by the Parties in accordance with this Section 14.7 or otherwise) shall issue its final award in writing including its reasoned opinion of the facts and issues at hand. The arbitration panel shall firstly apply the words and plain meaning of this Agreement and shall look to the designated body of governing law only to the extent necessary to resolve ambiguities or to fill lacunae in this Agreement. The arbitration panel shall have no power to award non-monetary or equitable relief of any sort. Damages that are inconsistent with any applicable agreement between the Parties, that are punitive in nature, or that are not measured

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by the prevailing Party’s actual damages, shall be unavailable in arbitration or any other forum. In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in accordance with the laws of England and Wales. The arbitration panel shall use all methods of expediting the arbitration proceedings and determination as are available under the applicable rules of arbitration and discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the Party seeking discovery. All aspects of the arbitration shall be treated as confidential. The Parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the applicable arbitration rules. Before making any such disclosure, a Party shall give written notice to the other Party and shall afford such other Party a reasonable opportunity to protect its interests. The award reached as a result of the arbitration shall be final and binding on the Parties, all rights of appeal from the award or other form of recourse against the award are hereby excluded to the furthest extent permissible and confirmation and enforcement of the arbitration award may be sought in any court having jurisdiction. Each party shall enter into an agreement with the arbitration panel which shall (1) prohibit any ex parte contacts with the arbitrator(s) without the prior written consent of the other Party, unless such contacts are initiated by the arbitration panel, and (2) require the arbitration panel to treat any information conveyed to it as confidential and prohibit disclosure of any confidential or trade secret information of either of the Parties. The costs of the arbitration shall be borne equally by the Parties.

14.8	Injunctive Relief. Notwithstanding anything to the contrary contained in this Agreement, either Party shall have the right to bring an action or Claim for interim measures, including specific performance or injunctive relief, in order to preserve its rights or enforce the obligations of the other Party under this Agreement, in any court of competent jurisdiction or having jurisdiction over any of the Parties or their respective assets, without the need to first submit such other matter to arbitration under Section 14.7.

14.9	Assignment. This Agreement may not be assigned to another party by either Party without the prior written consent of the other Party; provided, however that either Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party, to any of its Affiliates if such Party and Affiliate guarantees the performance of this Agreement; and provided further that either Party may assign this Agreement without the prior written consent of the other Party to a successor to such Party through a Change of Control if the successor to such assigning Party agrees, in a written agreement in form satisfactory to the other Party, to enter into and accept all of the assigning Party’s obligations and liabilities under this Agreement. This Agreement shall be binding upon, and subject to the terms of the foregoing sentence, inure to the benefit of the Parties hereto, their permitted successors, legal representatives and assigns.

14.10	Notices. All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by facsimile or email transmission with confirmation of receipt, by mail (first class, postage prepaid), or by overnight delivery using a globally-recognized carrier, to the Parties at the following addresses:

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MonoSol Rx, LLC:	MonoSol RX, LLC
30 Technology Drive
Warren, New Jersey 07059
USA
Attn: Chief Operating Officer
Telephone: (908) 941-1900
Facsimile: (908) 561-1209
Email: kkendall(almonosolrx.com

Midatech Ltd:	Midatech Ltd.
4 & 5 Dunmore Court,
Wootton Road, Abingdon Oxfordshire, OX13 6BH, England
Attn:
Telephone: +44(0)1235 528022
Facsimile: 44(0)1235 528023
Email: s. thornicroft@midatechgroup.com

or to such other address as the addressee shall have last furnished in writing in accord with this provision to the addressor. If a demand, notice, consent, approval, report, request and other communication has been properly sent or delivered in accordance with this Section, it will be deemed to have been received as follows: if delivered personally, at the time of delivery; or if sent by fax, at the time of transmission; or if sent by e-mail, at the time of transmission; if sent by mail, 9.00 am on the fourth working day after posting; or if delivered by commercial courier, on the date and at the time of signature of the courier’s receipt; or if delivered by overnight delivery using a globally-recognized carrier, 9.00 am on the second working day after posting.

Where this Agreement requires formal notice to be served, a notice shall only be served by overnight delivery using a globally-recognized carrier.

For the purposes of this Section all times are to be read as local time in the place of deemed receipt; and if deemed receipt under this Section is not within business hours (meaning 9.00 am to 5.30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), the demand, notice, consent, approval, report, request and other communication is deemed to have been received when business next starts in the place of receipt.

14.11	Severability. In the event of the invalidity of any provisions of this Agreement or if this Agreement contains any inconsistencies, the Parties agree that such invalidity or inconsistency shall not affect the validity of the remaining provisions of this Agreement. The Parties will replace an invalid provision or correct any inconsistency with valid provisions which most closely approximate the purpose and economic effect of the invalid provision or, in case of an inconsistency, the Parties’ presumed intentions. In the event that the terms and conditions of this Agreement are materially altered as a result of the preceding sentences, the Parties shall renegotiate the terms and conditions of this Agreement in order to resolve any inequities. Nothing in this Agreement shall be interpreted so as to require either Party to violate any laws.

14.12	Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

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14.13	Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by law or otherwise, will be cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

14.14	Entire Agreement. This Agreement (including the recitals, exhibits and schedules hereto, all of which form a part of this Agreement as if set out in this Agreement in full) constitutes the entire agreement between the Parties hereto with respect to the within subject matter and supersedes all previous agreements and understandings between the Parties, whether written or oral. This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and signed by duly authorized representatives of the Parties. Notwithstanding anything to the contrary contained in this Agreement, the Restated CLA shall continue in full force and effect after the execution and delivery of this Agreement in accordance with the terms and conditions set forth therein.

14.15	Third Party Beneficiaries. With the exception of either Party’s Affiliates, and the JV none of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including without limitation any creditor of either Party hereto. No such Third Party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any Claim in respect of any debt, liability or obligation against either Party hereto. The rights of the Parties to terminate, rescind or agree any variation, waiver or settlement under this Agreement is not subject to the consent of any Third Party that is not a party to this Agreement.

14.16	Contribution to Costs. [***], which contribution will be considered as expenses under the CLA and shall be reimbursed to MSRx by the JV.

14.17	Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, all of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Signatures provided by facsimile transmission shall be deemed to be original signatures.

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IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

MONOSOL RX, LLC		MIDATECH LTD

BY:	/s/ Alexander M. Schobel	BY:	/s/ Dr. Thomas Rademacher
Alexander M. Schobel, President and CEO		Dr. Thomas Rademacher, Chairman

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APPENDIX A

Midatech IP

Family 1

Title: Nanoparticles

Applicants: CSIC and Midatech Ltd (Assigned to Midatech)

Application Date: 16.10.2001

Priority Date: 16.10.2000

Country	Application #	Status
WO	PCT/GB/04633	Expired in favour of national/regional phase
AU	2001294068	Granted
CA	2,424,734	Granted
JP	2002-535642	Granted as 4467882
JP	2009-150219	Pending
US	10/399,284	Granted as US 7364919
US	12,040,594	Allowed
US	13/306,924	Pending
EP	01974554.6	Granted as EP 1 326 589 B
EP	05026069.4	Granted as EP 1 671 625 B (Opposed by Life Technologies)

Family 11

Title: Nanoparticle film Delivery System

Applicants: Rademacher, T., et al (Assigned to Midatech)

Application date: 10.06.2010

Priority date: none

Country	Application #	Status
US	61/353,366	US filing
US	PCT/US11/39979	Pending

Family 12

Title: Peptide-carrying nanoparticles

Applicants: Rademacher et al (Assigned to Midatech)

Application date: 10.06.2010

Priority date: none

Country	Application #	Status
US	61/353,380	Abandoned in favour of PCT & US applications
WO	PCT/GB2011/000882	Pending
US	13/157,783	Pending

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Family 13

Title: Combination Peptide-Nanoparticles and Delivery Systems Incorporating the Same

Applicants: Rademacher et al (Assigned to Midatech)

Application date: 14.12.2011

Priority date: none

Country	Application #	Status
US	61/570,598	Preliminary filing

Disclosure

Type:	Patent Opposition

Midatech Patent Attorney Contact:	Simon Kiddie
Mewbum Ellis LLP22 – 24
Queen Square
Bristol
BS14ND
P: +44 (0) 117 945 1234
F: +44 (0) 117 926 5692

Opposing Party:	Life Technologies Inc.
5791 Van Allen Way
Carlsbad
California
92008
USA
P: (760)603-7200
F: (760)602-6500
E: www.lifetechnologies.com

Parent Patent Details:

Parent Application:	Publication Number: WO/02/032404
Filed:	Australia, Canada, Europe, Japan, US
Granted:	Australia, Europe, Japan, US, CA
Divisionals Granted:	Europe, US
European Validations:	Austria, Belgium, Switzerland, Germany, Spain, France, UK, Ireland, Italy,
Continuations Filed:	US

Opposed Patent Details:	Granted European Divisional Application
Application number:	EP/05026069.4
Grant number:	EP 1 671 625 B
Date of Grant:	19.05.2010

Opposition Details:
Opposition Deadline Expiry:	18.02.2011

Patent Attorney Responses:	Sent to European Patent Office and Life Technologies
By deadline of 04.08.2011.

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APPENDIX B

MSRx IP

H&B Docket No.	Country	Title	Appl’n. N
1199-4 RCE 11/DIV/RCE	United States	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	12/171,6

1199-4 RCE II/CON/CON	United States	Thin Film With Non-Self-Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	12/128,9

1199-4 RCE II	United States	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	10/074,2

1199-4 CON/RCE II	United States	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	11/092,2

1199-4 CON 111/RCE	United States	Thin Film With Non-Self-Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	12/411,5

1199-4 B DIV/RCE/REX	United States	Thin film With Non-Self-Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	12/102,0

1199-4 B	United States	Process For Making An Ingestible Film	10/768,8

1199-4 PCT/Australia	Australia	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	2002348

1199-4 PCT/Canada	Canada	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	2,473,96

1199-4 B/PCT/Canada	Canada	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	2,514,89

1199-4 B/PCT/China	China P.R.	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	2004800

1199-4 PCT/EPO/DIV	EPC	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	1018220

1199-4 PCT/EPO	EPC	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	0278215

1199-4 B/PCT/EPO	EPC	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	0470700

1199-4 B/PCT/India	India	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	1550/KOI

1199-4 PCT/Japan/DIV	Japan	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	2011-258

1199-4 PCT/Japan	Japan	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Made Therefrom	2003-533

1199-4 B/PCT/Japan/DIV	Japan	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	2011-000

1199-4 B/PCT/Japan	Japan	Thin Film With Non-Self Aggregating Uniform Heterogeneity And Drug Delivery Systems Made Therefrom	2006-503

1199-13 PCT/US/RCE II	United States	Packaging And Dispensing Of Rapid Dissolve Dosage Form	10/521,8

1199-13 PCT/Canada	Canada	Packaging And Dispensing Of Rapid Dissolve Dosage Form	2,505,79

1199-13 PCT/China/DIV	China P.R.	Packaging And Dispensing Of Rapid Dissolve Dosage Form	2011100

1199-13 PCT/China	China P.R.	Packaging And Dispensing Of Rapid Dissolve Dosage Form	0382242

1199-13 PCT/EPO	EPC	Packaging And Dispensing Of Rapid Dissolve Dosage Form	0374896

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1199-13 PCT/India	India	An Oral Dosage Delivery Vehicle Comprising An Edible Film With A Uniformly Distributed Active Ingredient	222/KOLI

1199-26 RCE/CON II	United States	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	13/035,32

1199-26 RCE/CON	United States	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	12/614,92

1199-26 RCE	United States	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	10/856,17

1199-26 DIV	United States	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	12/107,38

1199-26 CIP/RCE	United States	Polymer-Based Films and Drug Delivery Systems Made Therefrom	11/674,22

1199-26 PCT/Australia/DIV	Australia	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	20102147

1199-26 PCT/Australia	Australia	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	20043192

1199-26 ClP/PCT/Australia	Australia	Polymer-Based Films and Drug Delivery Systems Made Therefrom	20082168

1199-26 PCT/Brazil	Brazil	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	PI041095

1199-26 PCT/Canada	Canada	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	2,544,778

1199-26 CIP/PCT/Canada	Canada	Polymer-Based Films and Drug Delivery Systems Made Therefrom	2,678,066

1199-26 PCT/China	China P.R.	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	2004800

1199-26 CIP/PCT/China	China P.R.	Polymer-Based Films and Drug Delivery Systems Made Therefrom	2008800

1199-26 PCT/EPO	EPC	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	04753818

1199-26 CIP/PCT/EPO	EPC	Polymer-Based Films and Drug Delivery Systems Made Therefrom	0872479

1199-26 PCT/India	India	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	2661/KOI

1199-26 CIP/PCT/India	India	Polymer-Based Films and Drug Delivery Systems Made Therefrom	2950/KOI

1199-26 PCT/Japan	Japan	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	2006-535

1199-26 CIP/PCT/Japan	Japan	Polymer-Based Films and Drug Delivery Systems Made Therefrom	2009-549

1199-26 PCT/Mexico	Mexico	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	PA/a/200

1199-26 PCT/Norway	Norway	Polyethylene Oxide-Based Films and Drug Delivery Systems Made Therefrom	2005/606

1199-37 CON	United States	Multi-Layer Films Having Uniform Content	13/096,99

1199-37 PCT/Canada	Canada	Multi-Layer Films Having Uniformity Content	2,581,85

1199-37 PCT/EPO/DIV	EPC	Multi-Layer Films Having Uniformity Content	10181665

1199-37 PCT/EPO	EPC	Multi-Layer Films Having Uniformity Content	05803856

1199-37 PCT/Japan/DIV	Japan	Multi-Layer Films Having Uniformity Content	2010-250

1199-37 PCT/Japan	Japan	Multi-Layer Films Having Uniformity Content	2007-534

1199-41 PCT/EPO	EPC	High Dose Film Compositions And Methods Of Preparation	08727660

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ASTERISKS ([***]) DENOTE SUCH OMISSIONS.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

1199-41 PCT/Japan	Japan	High Dose Film Compositions And Methods Of Preparation	2009-545

1199-44/RCE	United States	Topical Film Compositions For Delivery Of Actives	11/634,28

1199-44 CIP	United States	Film Compositions For Delivery Of Actives	12/779,3

1199-44 PCT/Canada	Canada	Topical Film Compositions For Delivery Of Actives	2,630,26

1199-44 PCT/EPO	EPC	Topical Film Compositions For Delivery Of Actives	06894479

1199-44 PCT/Japan	Japan	Topical Film Compositions For Delivery Of Actives	2008-544

1199-44 CIP/PCT	PCT	Film Compositions For Delivery Of Actives	PCT/US2

1199-48 DIV	United States	PH Modulated Films For Delivery Of Actives	12/575,26

1199-48 CON	United States	pH Modulated Films For Delivery Of Actives	13/052,6

1199-48	United States	pH Modulated Films For Delivery Of Actives	11/639,0

1199-48 PCT/Australia	Australia	pH Modulated Films For Delivery Of Actives	20063298

1199-48 PCT/Canada	Canada	pH Modulated Films For Delivery Of Actives	2,631,43

1199-48 PCT/China	China P.R.	pH Modulated Films For Delivery Of Actives	20068004

1199-48 PCT/EPO	EPC	pH Modulated Films For Delivery Of Actives	06845545

1199-48 PCT/India	India	pH Modulated Films For Delivery Of Actives	2262/KO

1199-48 PCT/Japan	Japan	pH Modulated Films For Delivery Of Actives	2008-548

1199-52	United States	Unit Assembly For Multiple Film Dosages, Apparatus, and Methods	12/686,53

1199-52 PCT/Australia	Australia	Unit Assembly For Multiple Film Dosages, Apparatus, and Methods	2011-204

1199-52 PCT/Canada	Canada	Unit Assembly For Multiple Film Dosages, Apparatus, and Methods	2749564

1199-52 PCT/EPO	EPC	Unit Assembly For Multiple Film Dosages, Apparatus, and Methods	10701586

1199-55 RCE II	United States	Pouch Cutter	11/804,38

1199-55 PCT/Canada	Canada	Pouch Cutter	2,652,682

1199-55 PCT/EPO	EPC	Dispenser Assembly And Pouch Cutter	07795185

1199-55 PCT/Japan	Japan	Pouch Cutter	2009-511

1199-56 RCE	United States	Packet Dispenser	11/824,15

1199-56 PCT/Canada	Canada	Packet Dispenser	2,656,196

1199-56 PCT/China	China P.R.	Packet Dispenser	20078002

1199-56 PCT/EPO/DIV	EPC	Packet Dispenser	10195880

1199-56 PCT/EPO/France	France	Packet Dispenser	07796593

1199-56 PCT/EPO/Spain	Germany	Packet Dispenser	07796593

1199-56 PCT/EPO/Italy	Germany	Packet Dispenser	07796593

1199-56 PCT/EPO/Germany	Germany	Packet Dispenser	07796593

1199-56 PCT/EPO/Switzerland	Switzerland	Packet Dispenser	07796593

1199-56 PCT/EPO/UK	Great Britain	Packet Dispenser	07796593

1199-56 PCT/Japan	Japan	Packet Dispenser	2009-518

1199-63	United States	Packet Structure, Such As For A Film Strip	12/072,80

1199-63 PCT/Canada	Canada	Packet Structure, Such As For A Film Strip	2,679,928

1199-63 PCT/China	China P.R.	Packet Structure, Such As For A Film Strip	2008800

1199-63 PCT/EPO	EPC	Packet Structure, Such As For A Film Strip	08726226

1199-63 PCT/India	India	Packet Structure, Such As For A Film Strip	3194/KO

1199-63 PCT/Japan	Japan	Packet Structure, Such As For A Film Strip	2009-552

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1199-64 PCT/Japan	Japan	A Method Of Administering A Film Product Containing A Drug	2009-530

1199-65	United States	Unit Assembly And Method Of Making Same	12/873,8

1199-65 PCT	PCT	Unit Assembly And Method Of Making Same	PCT/US2

1199-67	United States	Oral Film Dosage Form Having Indicia Thereon	12/788,7

1199-67 PCT II	PCT	Oral Film Dosage Form Having Indicia Thereon	PCT/US2

1199-67 PCT	PCT	Oral Film Dosage Form Having Indicia Thereon	PCT/US2

1199-73	United States	Method For Improving Uniformity Of Content In Edible Film Manufacturing	12/193,0

1199-73 PCT/Canada	Canada	Method For Improving Uniformity Of Content In Edible Film Manufacturing	2,734,18

1199-73 PCT/EPO	EPC	Method For Improving Uniformity Of Content In Edible Film Manufacturing	0980871

1199-80	United States	Use Of pH Sensitive Compounds In Taste Masking Of Drug Substances Within Oral Thin Film Strips	12/965,1

1199-80 PCT	PCT	Use Of pH Sensitive Compounds In Taste Masking Of Drug Substances Within Oral Thin Film Strips	PCT/US2

1199-81	United States	Process For Analyzing And Establishing Dosage Size In An Ingestible Film	12/915,8

1199-83	United States	Method For Manufacturing Edible Film	12/334,9

1199-83 Canada	Canada	Method For Manufacturing Edible Film	2,687,01

1199-83 China	China P.R.	Method For Manufacturing Edible Film	2009102

1199-83 EPO	EPC	Method For Manufacturing Edible Film	0917908

1199-83 PCT/Japan	Japan	Method For Manufacturing Edible Film	unknown

1199-84 RCE	United States	Tearable Packages For Pharmaceutical Product And Method	12/409,9

1199-84 Canada	Canada	Tearable Packages For Pharmaceutical Product And Method	2,657,68

1199-84 EPO	EPC	Tearable Packages For Pharmaceutical Product And Method	0915618

1199-84 Japan	Japan	Tearable Packages For Pharmaceutical Product And Method	2009-076

1199-98	United States	In-line Deaeration Process For The Production Of Self- Supporting Film Products	12/774,2

1199-106	United States	Device And System For Determining, Preparing And Administering Therapeutically Effective Doses	12/711,8

1199-106 PCT	PCT	Device And System For Determining, Preparing And Administering Therapeutically Effective Doses	PCT/US2

1199-107	United States	Method And System For Optimizing Film Production And Minimizing Film Scrap	12/753,1

1199-107 PCT	PCT	Method And System For Optimizing Film Production And Minimizing Film Scrap	PCT/US2

1199-112	United States	Dual Lane Coating	13/084,6

1199-113/RCE	United States	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	12/702,6

1199-113 Australia	Australia	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	2011200

1199-113 Canada	Canada	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	2,731,00

1199-113 China	China P.R.	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	2011100

1199-113 EPO	EPC	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	1115384

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1199-113 India	India	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	156/KOL

1199-113 Japan	Japan	Method For Guided Tearing Of Pouch Laminate To Enable Product Removal	2011-040

1199-115	United States	Use Of Dams To Improve Yield In Film Processing	12/711,8

1199-115 PCT	PCT	Use Of Dams To Improve Yield In Film Processing	PCT/US2

1199-117	United States	Method And System For Forming A Pharmaceutical Product Directly Onto A Packaging Surface	13/238,0

119-117 PCT	PCT	Method and System for Forming a Pharmaceutical Product Directly Onto A Packaging Surface	PCT/US2

1199-118 B	United States	Nanoparticle Film Delivery Systems	13/157,8

1199-118 B PCT	PCT	Nanoparticle Film Delivery Systems	PCT/US2

1199-119	United States	Manufacturing Of Small Film Strips	12/909,9

1199-129P	United States	Combination Peptide-Nanoparticles and Delivery Systems Incorporating Same	6157059

1199-119 PCT	PCT	Manufacturing Of Small Film Strips	PCT/US1

All patents and patent applications reflected in the above exhibit are assigned to MonoSol Rx, LLC.

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SCHEDULE 1

Products

Products

1	JV Products

Insulin Product in PharmFilm

GLP-1 Product in PharmFilm

Insulin/GLP-1 Combination Product in PharmFilm

2	Single IP Products

None identified on the Effective Date.

3	Independent Diabetes Field Product

None identified on the Effective Date.

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SCHEDULE 2

Net Returns

The Net Returns of the Products and Independent Diabetes Field Products to which the Parties are entitled in accordance with Article 4, shall be shared by the Parties after deduction of all applicable Costs under this Agreement with respect to such applicable Products or Independent Diabetes Field Products, as the case may be, as follows:

1.	JV Products

The economic share for JV Products shall be 50:50 of all Net Returns received by the JV, subject to adjustment under paragraph 5 of this Schedule 2 and Section 7. 7 of this Agreement.

2.	Single IP Products

The economic share is 66 2/3% of all Net Returns received by the JV for the Developing Party and 33 113% of all Net Returns for the non-developing Party, subject to adjustment under Section 6.3 of this Agreement and this Schedule 2 paragraph 6.

3.	Independent Diabetes Field Products

The Developing Party shall account to the Other Party for the percentage of Net Returns it receives in relation to the Independent Diabetes Field Product as provided in Section 6 according to the non developing Party’s option. The economic share is 75% of all Net Returns received by the JV for the Developing Party and 25% of all Net Returns for the non-developing Party, subject to adjustments under S.6.4

4.	Receipts for Components of Products Manufactured by the Parties

[***]. Where a Party directly receives payment for components or parts of JV Products it manufactures and sells to the JV for a Third Party Licensee, all such receipts shall be taken into account in computing the share of profit on manufacturing in Article 5.

5.	Reimbursement of Costs

The sharing of Net Returns for Products and Independent Diabetes Field Products shall occur after each Party has been reimbursed for Costs of Development and Commercialization under this Agreement which it is permitted to recover under this Agreement up to the point of execution of the Third Party Licensee Agreement for the applicable Product(s) and Independent Diabetes Field Product(s). Except as expressly provided in this Agreement, all costs and expenses of the Parties shall be borne by the Party incurring the same and shall not affect the economic benefits in this Agreement unless this Agreement expressly provides to the contrary.

6.	Share of economic benefit after Event of Withdrawal for JV Product

Where a Party withdraws from a JV Product as a result of an Event of Withdrawal then:

The Withdrawing Party and the Developing Party’s economic share in Net Returns shall be adjusted, subject to a minimum economic share in Net Returns of [***] for the Withdrawing Party as follows:

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i)	where the Developing Party bears additional Costs of up to [***], the Withdrawing Party’s economic share shall be reduced to [***];

ii)	where the Developing Party bears additional Costs of over [***] up to [***], the Withdrawing Party’s economic share shall be reduced to [***];

iii)	where the Developing Party bears additional Costs of over [***] up to [***], the Withdrawing Party’s economic share shall be reduced to [***]; and

iv)	where the Developing Party bears additional Costs of over [***], the Withdrawing Party’s economic share shall be reduced to [***].

7.	Share of Economic Value of Net Returns for Single IP Product where first Party Elects not to Participate (Section 6.2.5)

[***] of Net Returns

8.	Share of economic value of Net Returns for Independent Diabetes Field Product where first Party elects not to participate (Section 6.4.5)

[***] of Net Returns

9.	Net Returns

9.1	Net Returns are payable monthly in arrears, within fifteen (15) days after the end of each month in each financial year unless otherwise agreed to by the Board. Within seven (7) days after the end of each month, the Parties shall cause the JV to deliver to the Parties a statement of Net Returns due in respect of the period just ended (or, if it be the case, a statement that no sums are due), which statement shall be in such form and shall include, in reasonable detail, such information, as the Parties may reasonably require from time to time.

9.2	The Parties agree that all sums due from JV hereunder:

9.2.1	shall be paid in the currency of receipt by JV or paid at the request and expense of a Party in US Dollars or pounds Sterling, converted by JV into the appropriate currency from the currency of receipt at the official rate of exchange of the relevant central bank of the currency prevailing on a date no earlier than three (3) Business Days before the date of payment to the Parties;

9.2.2	shall be paid by direct bank transfer into such bank account as each Party may from time to time nominate, or by such other method as may be directed by each Party from time to time. The receiving Party shall bear all related bank charges.

9.2.3	are exclusive of value added tax or any other sales tax which shall also be payable by JV to the Parties on the due date for payment where applicable. The Parties will issue an appropriate receipt to JV where applicable;

9.2.4	shall be made without deduction or withholding in respect of taxes or other deductions of a taxation nature levied or imposed by any taxation authority under the laws of any territory except insofar as JV is required to deduct the same to comply with applicable laws in which case the Parties shall cause the JV to:-

(a)	use all Commercially Reasonable Efforts to ensure that the deduction or withholding does not exceed the minimum amount legally required;

(b)	account to the relevant taxation or other authorities within the period for payment permitted by the applicable law for the full amount of the payment or deduction;

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(c)	use all Commercially Reasonable Efforts to assist the Parties in making any application that the sums shall be paid gross, or subject to such reduced rate as may be permitted under any relevant double taxation treaty; and

(d)	use all Commercially Reasonable Efforts to furnish to the Parties within the period for payment permitted by the relevant law either an official receipt from the relevant taxation authorities in respect of the amount so deducted or withheld, or, if such receipts are not issued by the taxation authorities concerned, a certificate of deduction or equivalent deduction or withholding sufficient to assist the Parties either to reclaim the amount so deducted as withheld or to obtain the credit for the tax deducted or to claim relief from double taxation under the relevant double taxation treaty where it is able to do so.

9.3	The JV shall pay each of the Parties the sums to which it is entitled in the period in question and may not pay one Party in priority to the other Party except as set forth in this Agreement.

9.4	Where any Third Party of JV hereunder pays any withholding tax or makes any deduction in respect of sums due to JV, the calculation of the Net Returns shall be made on the amount of actually received by the JV after deducting such withholding or deduction. If JV subsequently receives from the Third Party Licensee any refund of tax or credit against tax by reason of such withholding or deduction, JV shall on the next payment day after receipt of the refund or utilisation of the credit against tax pay to the Parties the percentage of the economic benefit to which each Party is entitled under this Agreement.

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SCHEDULE 3

Participating Share Procedures

1.1	In consideration of the payment of the Option Sum, the Developing Party grants to the other Party (the “Participating Party”) a right to receive a Participating Share in the Net Returns from the applicable Third Party Licensee Agreement on the terms set out in this Schedule (“Participation Right”).

1.2	The Participation Right may be exercised by the Participating Party at any time before the JV enters into a Third Party Licensee Agreement (for the grant of rights to a Third Party to Develop and/or Commercialize the Single IP Product) or before the Developing Party enters into a Third Party Licensee Agreement (for the grant of rights to a Third Party to Develop and/or Commercialize Independent Diabetes Field Product), as applicable, by serving a notice in writing (“Exercise Notice”) on the Developing Party in accordance with the notice clause at Section 14.10. The Developing Party shall at all times keep the other Party informed of the relevant negotiations so that the other Party may exercise the Option if it so decides.

1.3	For the purposes of this paragraph the date of exercise of the Participation Right is the date on which the Developing Party receives the Exercise Notice and not the date on which other Party services the Exercise Notice (if different).

1.4	Once given, an Exercise Notice may not be revoked without the written consent of the Developing Party.

1.5	Upon exercise of the Exercise Notice, the Developing Party shall be entitled to receive as a priority distribution in respect of the Net Returns received from the Third Party Licensee Agreement attributable to the Single IP Product (after accounting for all costs and expenses in accordance with Schedule 2 from the Net Returns) an amount equal to 10 times the Option Sum. The service of the Exercise Notice shall constitute an irrevocable instruction to the JV to pay or allow to be paid the Option Price to the Developing Party.

For example, Party A exercises the Participating Right in relation to Product A after payment of the Option Sum in the amount of [***]. If the Net Returns under the Third Party Licensee Agreement are USD20 million, the service of the Exercise Notice means Party A is entitled to 33 1⁄3% of the Net Returns attributable to the Single IP Product under that Third Party Licensee Agreement, or USD6,666,666 less “Option Exercise Amount” that is 10x the Option Sum or [***]. The JV shall therefore distribute the first [***] of these Net Returns to Party B as the Developing Party. As such, from the Net Returns, Party A shall receive [***] and Party B shall receive [***] after recovery of Costs by the Developing Party.

1.6	Following exercise of the Participation Right the Participating Party shall be entitled to receive from an amount equal to 33 1⁄3% of the Net Returns arising from the Development and Commercialization of the Single IP Product under the Third Party Licensee Agreement.

1.7	The JV shall ensure that the Net Returns arising from the Development and Commercialization of the Single IP Product (or Independent Diabetes Field Product, as the case may be) under the Third Party Licensee Agreement can be determined. If the Third Party Licensee Agreement also includes a license to Commercialize and/or Develop other products, and it is not possible to attribute any milestone payments or other payments under the Third Party Licensee Agreement to the applicable Single IP Product (or Independent Diabetes Field Product, as the case may be), then the JV and the Parties shall make a good faith determination as to the Net Returns attributable to such the Single IP Product (or Independent Diabetes Field Product, as the case may be) and, in the event the Parties are unable to agree on such apportionment, then such apportionment will be decided in accordance with Schedule 4.

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1.8	At all times, including after the Effective Date, the Parties shall, at their own expense, execute all such documents and do all such acts and things as may reasonably be required for the purpose of giving full effect to any Participation Right where the Participating Party has validly exercised the Exercise Notice.

1.9	All rights under this Schedule are personal to the Parties and may not be assigned unless a Party assigns all of its rights and interests under or in connection with this Agreement to the same assignee or successor in title.

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Schedule 4

Appointment of Independent Expert

1.	INDEPENDENT EXPERT

1.1	Where this Agreement provides for a matter to be resolved by an Independent Expert, the Parties shall agree on the appointment of the Independent Expert and shall agree with the Independent Expert the terms of his appointment.

1.2	If the Parties are unable to agree on an Independent Expert or the terms of his appointment within seven (7) days of either Party serving details of a suggested expert on the other, either Party shall then be entitled to request the Chief Executive Officer for the time being of CEDR to appoint an Independent Expert of repute with international experience and sufficient expertise in the discipline to which the dispute relates and to agree with the Independent Expert the terms of his appointment.

1.3	If the Independent Expert dies or becomes unwilling or incapable of acting, or does not deliver the decision within the time required by this Schedule then:

1.3.1	either Party may apply to the Chief Executive Officer for the time being of CEDR to discharge the Independent Expert and to appoint a replacement Independent Expert with the required experience and expertise; and

1.3.2	this clause applies in relation to the new Independent Expert as if he were the first Independent Expert appointed.

1.4	All matters under this clause must be conducted, and the Independent Expert’s decision shall be written, in the English language.

1.5	Each Party shall co-operate fully with the Independent Expert and shall promptly provide the Independent Expert with any information he requires on request.

1.6	The Independent Expert shall be instructed to deliver his decision to the Parties within twenty” (20) Business Days under the laws of England and Wales after delivery to him of the information referred to in this Schedule.

1.7	To the extent not provided for by this clause, the Independent Expert may in his reasonable discretion determine such other procedures to assist with the conduct of the determination as he considers just or appropriate, including (to the extent he considers necessary) instructing professional advisers to assist him in reaching his determination.

1.8	Each Party shall with reasonable promptness supply each other with all information and give each other access to all documentation and personnel as the other Party reasonably requires to make a submission under this clause.

1.9	The Independent Expert shall act as an expert and not as an arbitrator. The Independent Expert’s written decision on the matters referred to him shall be final and binding on the Parties and not subject to appeal except in the case of a clear and obvious mistake or if his decision is one which no reasonable expert could have made.

1.10	Each Party shall bear its own costs in relation to the reference to the Independent Expert. The Independent Expert’s fees and any costs properly incurred by him in arriving at his determination (including any fees and costs of any advisers appointed by the Independent Expert) shall be borne by the Parties equally or in such other proportions as the Independent Expert shall direct.

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1.11	All matters concerning the process and result of the determination by the Independent Expert shall be kept confidential among the Parties and the Independent Expert.

1.12	The provisions of this Schedule do not prevent either Party from applying for an interim court order or from escalating any dispute in accordance with Section 14.7 of this Agreement.